As filed with the Securities and Exchange Commission on April 28, 2006

File No. 333-79865
File No. 811-09371

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9

Southern Farm Bureau Life Variable Account

(Exact Name of Registrant)

Southern Farm Bureau Life Insurance Company

(Name of Depositor)

1401 Livingston Lane
Jackson, Mississippi 39213
1-601-981-7422

(Address and Telephone Number of Principal Executive Office)

Joseph A. Purvis, Esquire
1401 Livingston Lane
Jackson, Mississippi 39213

(Name and Address of Agent for Service of Process)

Copy to:

Ann B. Furman, Esq.
Jorden Burt LLP
Suite 400 East
1025 Thomas Jefferson St., N. W.
Washington, D. C. 20007-5208

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b) of Rule 485;

☒            on May 1, 2006 pursuant to paragraph (b) of Rule 485;

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485;

☐            on (date) pursuant to paragraph (a)(1) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Contracts

Southern Farm Bureau Life Variable Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CONTRACT

PROSPECTUS

May 1, 2006

Southern Farm Bureau Life Insurance Company (the “Company”) is offering the individual flexible premium deferred variable annuity contract (the “Contract”) described in this Prospectus. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Southern Farm Bureau Life Variable Account (the “Account”), each of which invests in one of the following Investment Options:

T. Rowe Price Equity Series, Inc.	Fidelity® Variable Insurance Products Funds
T. Rowe Price Equity Income Portfolio	Fidelity VIP Growth Portfolio—Initial Class
T. Rowe Price Mid-Cap Growth Portfolio	Fidelity VIP High Income Portfolio—Initial Class
T. Rowe Price Personal Strategy Balanced Portfolio	Fidelity VIP Overseas Portfolio—Initial Class
T. Rowe Price Fixed Income Series, Inc.	Fidelity VIP Contrafund® Portfolio—Initial Class
T. Rowe Price Limited-Term Bond Portfolio	Fidelity VIP Index 500 Portfolio—Initial Class
T. Rowe Price Prime Reserve Portfolio	Fidelity VIP Mid Cap Portfolio—Initial Class

The accompanying Prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount, which invests in the T. Rowe Price Mid-Cap Growth Portfolio, is not available for investment (allocation of premium payments and transfers of Accumulated Value) to any Owner whose Contract was issued on or after May 1, 2004. Owners whose Contracts were issued prior to May 1, 2004 may allocate premium payments and transfer Accumulated Value from the other Subaccounts and the Declared Interest Option to the T. Rowe Price Mid-Cap Growth Subaccount and transfer Accumulated Value from the T. Rowe Price Mid-Cap Growth Subaccount to the other Subaccounts and the Declared Interest Option.

Please note that the Contracts and Investment Options are not bank deposits; are not federally insured; are not guaranteed to achieve their goals; and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (SAI) has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, Mississippi 39213

1-866-288-2172

1

The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

2

DEFINITIONS

Account: Southern Farm Bureau Life Variable Account.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Administrative Office: The Company’s Administrative Office is located at 1401 Livingston Lane, Jackson, Mississippi 39213; mailing address P. O. Box 140, Jackson, Mississippi 39205-0140; telephone number 1-866-288-2172.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person(s) to whom the Company pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading, except: (1) any local or regional business holidays designated in this Prospectus; (2) any period when the Securities and Exchange Commission (“SEC”) determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (3) such other periods as the SEC may permit for the protection of security holders of a Fund. Assets are valued at the close of the Business Day (3:00 p.m. Central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): Southern Farm Bureau Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this Prospectus, any endorsement or additional benefit riders or agreements, the Contract application and any supplemental applications.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application and the initial premium at the Administrative Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

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General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period that starts at the close of business (3:00 p.m. Central Time) on one Business Day and ends at the close of business on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which the Company receives at our Administrative Office.

4

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	7%	7%
Transfer Processing Fee(2)	$25	$25

(1) The surrender charge is only assessed during the first seven Contract Years. The surrender charge declines to 0% in the eighth Contract Year. In no event will the total surrender charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value on your most recent Contract Anniversary without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2) We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3) We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

5

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2005. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

	Minimum		Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.14%		0.90%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(4)	0.10	%(5)	0.90%

(4) The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Currently, only one Investment Option has a contractual fee waiver or reimbursement arrangement in place. See the “Annual Investment Option Operating Expenses” table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

(5) Effective March 1, 2005, the manager of the Fidelity VIP Index 500 Portfolio (Initial Class) has contractually agreed to reduce its management fee to 0.10%, and Fund expenses are limited to 0.10% (except for interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses).

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The following table indicates the Investment Option’s fees and expenses for the year ended December 31, 2005. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)

Investment Option	Management Fees		Other Expenses	Total Annual Expenses Before Contractual Fee Waivers And Reimbursements		Total Amount of Contractual Fee Waivers And Reimbursements		Total Annual Expenses After Contractual Fee Waivers And Reimbursements
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%		0.00%	0.85	%(1)	N/A		N/A
Mid-Cap Growth Portfolio	0.85%		0.00%	0.85	%(1)	N/A		N/A
Personal Strategy Balanced Portfolio	0.90%		0.00%	0.90	%(1)(2)	N/A		N/A
T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio	0.70%		0.00%	0.70	%(1)	N/A		N/A
Prime Reserve Portfolio	0.55%		0.00%	0.55	%(1)	N/A		N/A
Fidelity Variable Insurance Products Funds
VIP Growth Portfolio (Initial Class)	0.57%		0.10%	0.67	%(3)	N/A		N/A
VIP High Income Portfolio (Initial Class)	0.57%		0.13%	0.70%		N/A		N/A
VIP Overseas Portfolio (Initial Class)	0.72%		0.17%	0.89	%(3)	N/A		N/A
VIP Contrafund® Portfolio (Initial Class)	0.57%		0.09%	0.66	%(3)	N/A		N/A
VIP Index 500 Portfolio (Initial Class)	0.12	%(4)	0.02%	0.14	%(5)	0.04	%(6)	0.10	%(6)
VIP Mid Cap Portfolio (Initial Class)	0.57%		0.12%	0.69	%(3)	N/A		N/A

(1) Management fees include the ordinary, recurring operating expenses of the portfolios, but does not cover interest, taxes, brokerage commissions and other charges incident to the purchase and sale of portfolio securities, nonrecurring and extraordinary items or fees and expenses for the portfolios’ independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(2) The portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the portfolio’s investment in other T. Rowe Price portfolios. The amounts shown in the table do not include that reduction. After taking that reduction into account, actual total annual expenses would have been 0.88%. This fee waiver is a voluntary arrangement and may be discontinued at any time.

(3) A portion of the brokerage commissions that certain portfolios pay may be used to reduce Fund expenses. In addition, certain portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total annual expenses presented in the preceding table would have been: Growth Portfolio—0.63%, Overseas Portfolio—0.82%, Contrafund® Portfolio—0.64% and Mid Cap Portfolio—0.64%. These offsets may be discontinued at any time.

(4) From January 1, 2005 through February 28, 2005, the management fee was based on an annual rate of 0.24%. Effective March 1, 2005, an amendment to the management contract reduced the management fee from 0.24% to 0.10%.

(5) For the period January 1, 2005 through February 28, 2005, the Fund’s manager voluntarily agreed to reimburse the expenses of the portfolio to the extent annual operating expenses exceeded 0.28%. Effective March 1, 2005 the voluntary expense limitations were eliminated in conjunction with an amendment to the management contract. Under the amended contract total expenses are limited to 0.10%, excluding the compensation of independent trustees and certain other expenses such as interest expense. Including these expense limitations the total annual expenses in 2005 were 0.13%.

(6) Effective March 1, 2005, the management fee for the portfolio was reduced to 0.10% and the Fund’s manager agreed to pay certain portfolio expenses to the extent total expenses exceed 0.10%. This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the part of the Fund’s manager. The amounts shown in the table reflect expenses of the Fidelity VIP Index 500 Portfolio (Initial Class) for the fiscal year ended December 31, 2005 restated to take into account the contractual expense arrangement.

7

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees and Investment Option fees and expenses.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables absent any contractual or voluntary fee waiver or reimbursement arrangement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$979	$1,341	$1,707	$2,894

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a five year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$467	$804	$1,369	$2,894

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3 or 5:

1 Year	3 Years	5 Years	10 Years
$262	$804	$1,369	$2,894

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables absent any contractual or voluntary fee waiver or reimbursement arrangement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$908	$1,122	$1,333	$2,106

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a five year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$392	$574	$982	$2,106

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3 or 5:

1 Year	3 Years	5 Years	10 Years
$186	$574	$982	$2,106

(1) Selection of an annuity payment period with a duration greater than five years would result in a lower one year expense figure. Alternatively, selection of an annuity payment period with a duration of less than five years may result in higher one, three and five year expense figures.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACTS”.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

8

SUMMARY OF THE CONTRACT

Issuance of a Contract. The Contract is an individual flexible premium deferred variable annuity contract with a maximum age of 80 for Annuitants on the Contract Date (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). “See DISTRIBUTION OF THE CONTRACTS” for information on compensation of persons selling the Contracts. The Contracts are:

•                  “flexible premium” because you do not have to pay premiums according to a fixed schedule, and

•                  “variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period. You have the right to return the Contract within 10 days after you receive it (or a longer period if required by the state where your Contract is issued) (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive the greater of:

•                  premiums paid, or

•                  the Accumulated Value on the date the Company receives the returned Contract at our Administrative Office, plus administrative charges and any other charges deducted under the Contract.

Premiums. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain qualified plans.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”)

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”). However, if your Contract was issued on or after May 1, 2004, you may not allocate premiums to the T. Rowe Price Mid-Cap Growth Subaccount.

•                  The Company will allocate the initial premium to the Prime Reserve Subaccount for 10 days from the Contract Date.

•                  At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•                  Amounts allocated to the Declared Interest Option earn interest at a guaranteed annual rate of at least 3%.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”). However, if your Contract was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

•                  The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•                  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•                  The Company waives fees for the first twelve transfers during a Contract Year.

•                  The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

9

Partial Withdrawal. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender. You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). We deduct this charge from the amount surrendered.

Contract Year in which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and after	0%

We may apply a surrender charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you’ve taken. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). (This charge is guaranteed not to exceed $45.) We currently waive this charge:

•                  in the first Contract Year with an initial premium payment of $50,000 or greater, or

•                  if the Net Accumulated Value is $50,000 or greater on your Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.

10

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled “Annual Investment Option Operating Expenses” lists these fees and expenses for the most recent fiscal year.

Risk of An Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•                  under a payment option (see “PAYMENT OPTIONS”), or

•                  in a lump sum.

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59½ when you take a distribution, the earnings may also be subject to a penalty tax. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

Southern Farm Bureau Life Insurance Company

The Company was incorporated on October 30, 1946 as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia; and the Commonwealth of Puerto Rico.

Southern Farm Bureau Life Variable Account

On May 17, 1999, we established the Account pursuant to the laws of the State of Mississippi. The Account:

•                  will receive and invest premiums paid to it under the Contract;

•                  will receive and invest premiums for other variable annuity contracts we issue;

•                  meets the definition of a “separate account” under the federal securities laws;

•                  is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

11

Investment Options

There are currently eleven Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may only be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other mutual fund portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other mutual fund portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this prospectus, for more detailed information, including a description of risks and expenses.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Investment Options.

Investment Option	Investment Objective and Principal Investments
T. Rowe Price Equity Income Portfolio	• This Portfolio seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies.
T. Rowe Price Mid-Cap Growth Portfolio	• This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth.
T. Rowe Price Personal Strategy Balanced Portfolio

•                  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

12

T. Rowe Price Fixed Income Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Investment Options.

Investment Option	Investment Objective and Principal Investments
T. Rowe Price Limited-Term Bond Portfolio	• This Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio invests primarily in short- and intermediate-term bonds.
T. Rowe Price Prime Reserve Portfolio

•                  This Portfolio seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. This Portfolio invests in high-quality U.S. dollar-denominated money market securities. An investment in the T. Rowe Price Prime Reserve Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of the Prime Reserve Subaccount may also become extremely low and possibly negative.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Investment Options.

Investment Option	Investment Objective and Principal Investments
Fidelity VIP Growth Portfolio	• The Portfolio seeks capital appreciation by investing in securities of companies the adviser believes have above-average growth potential. The Portfolio normally invests primarily in common stocks.
Fidelity VIP High Income Portfolio

•                  This Portfolio seeks a high level of current income and growth of capital by investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Overseas Portfolio

•                  This Portfolio seeks long-term growth of capital by investing primarily in non-U. S. securities. The Portfolio considers non-U. S. securities to include investments that are tied to a particular country or region outside the U. S.

Fidelity VIP Contrafund® Portfolio

•                  This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks and securities convertible into common stock, but it has the flexibility to invest in other types of securities. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Index 500 Portfolio

•                  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States. To achieve this objective, the Portfolio attempts to duplicate the composition and total return of the S&P 500.

Fidelity VIP Mid Cap Portfolio

•                  This Portfolio seeks long-term growth of capital by normally investing in common stocks. The Portfolio normally invests primarily in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Index or the S&P MidCap 400 Index).

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The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in the Contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•                  operate the Account as a management investment company under the 1940 Act,

•                  deregister the Account under that Act in the event such registration is no longer required, or

•                  combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

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DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”), the distributor and principal underwriter of the Contracts, a broker-dealer having a selling agreement with SFB Fund Distributor or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Administrative Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. For Contracts issued in the state of Texas, Owners must be members of Texas Farm Bureau. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We apply a maximum issue age of 80 to Annuitants on the Contract Date.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Office on a timely basis. Transaction requests received on the day after Thanksgiving and any other Company holiday when the New York Stock Exchange is open for trading will be processed using the unit values of those days notwithstanding that the Administrative Office will be closed although the Company mailroom and the New York Stock Exchange will be open.

Premiums

The minimum initial premium amount the Company will accept is $1,000 and is due on or before the Contract Date. (We may waive the minimum initial premium amount for certain qualified plans.) You may make minimum subsequent premium payments of at least $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date. We reserve the right to limit the number and amount of subsequent premium payments.

You may elect to receive a premium reminder notice based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Administrative Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 10 days after you receive it (certain states may provide for a longer period). If you return the Contract, it will become void and you will receive the greater of:

•                  premiums paid, or

•                  the Accumulated Value on the date we receive the returned Contract at our Administrative Office, plus administrative charges and any other charges deducted from the Account.

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Allocation of Premiums

Upon receipt at our Administrative Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Prime Reserve Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Administrative Office before 3:00 p.m. Central Time. If received on or after 3:00 p.m. Central Time, we deem receipt to occur on the following Business Day.

If your application is not properly completed, we reserve the right to retain your initial premium for up to five Business Days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in all Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 10% in each Investment Option. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

•                  We will allocate the initial premium to the Prime Reserve Subaccount for 10 days after the Contract Date.

•                  At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•                  We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Office, unless the allocation percentages are changed. We must receive a premium by 3:00 p.m. Central Time for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. Central Time will be allocated on the following Business Day.

•                  You may change your allocation schedule at any time by sending Written Notice to our Administrative Office. Changing your allocation schedule will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect.

•                  You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment experience, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable Accumulated Value of your Contract (i.e., the total amount in each Subaccount) will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable Accumulated Value, and, because your Contract’s variable Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Contract’s variable Accumulated Value is determined at the end of each Valuation Period (as of 3:00 p.m. Central Time) and is the aggregate of

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the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•                  any premiums paid, and

•                  any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•                  any amounts withdrawn,

•                  applicable charges assessed, and

•                  any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of:

1.               the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.               the investment income and realized or unrealized capital gains credited to the Subaccount during the current Valuation Period; minus

3.               the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.               any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation and maintenance of that Subaccount; minus

5.               the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

We determine a unit value for each Subaccount as of 3:00 p.m. Central Time each Business Day.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your written request at the Administrative Office.

•                  The minimum amount of each transfer is $100 or the entire amount in that Subaccount or the Declared Interest Option, if less.

•                  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•                  If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•                  The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

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•                  The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

•                  We process transfers at the unit values next determined after we receive your request at our Administrative Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

•                  We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”) If your Policy was issued on or after May 1, 2004, however, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Administrative Office.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under the Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase the Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, impose certain restrictions on your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied

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consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we may require you to make your transfer requests in writing by regular mail through the U. S. Postal Service, or otherwise restrict telephone and facsimile transfer privileges. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If we impose any restrictions on your transfer activity, we will notify you in writing.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. In addition, our ability to discourage frequent transfer activity may be limited by provisions of the Contract. As a result, despite our efforts to discourage frequent transfers among the Subaccounts available under the Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice:

•                  to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally;

•                  to comply with state or federal regulatory requirements; or

•                  for any other reason we deem necessary or appropriate.

In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

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Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the other insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

To the extent permitted by applicable law, we reserve the right to defer transfer privileges at any time that we are unable to purchase or redeem shares of any of the Investment Options available through the Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses of the Investment Options for more details on their ability to refuse or restrict purchases or redemptions of their shares. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•                  The minimum amount which you may partially withdraw is $500.

•                  If your partial withdrawal reduces your Accumulated Value to $2,000 or less, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Administrative Office. This means that if we receive your written request for withdrawal prior to 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written request for withdrawal at or after 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day.

We may apply a surrender charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, a surrender charge will apply to any partial withdrawal that exceeds 10% of your Contract’s Accumulated Value as of the most recent Contract Anniversary. You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Office.

Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial

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withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original written request at our Administrative Office.

Surrender. You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Administrative Office. This means that if we receive your written request to surrender the Contract prior to 3:00 p.m. Central Time, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. Central Time that Business Day. If we receive your written request to surrender the Contract at or after 3:00 p.m. Central Time, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. Central Time on the following Business Day. You may choose to have the Net Accumulated Value distributed to you as follows:

•                  under a payment option, or

•                  in a lump sum.

Facsimile Requests. You may request a partial withdrawal from or surrender of your Contract via facsimile.

•                  Facsimile requests must be directed to 1-601-981-7592 at our Administrative Office. We are not liable for the timely processing of any misrouted facsimile request.

•                  A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

•                  We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

•                  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Office. We treat facsimile requests as having been received once the facsimile transmission ends.

•                  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•                  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Administrative Office. We are not liable for any processing delays related to a failure of the telephone system.

•                  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals. You may elect this option on your initial application or at a later date by completing the applicable request form and returning it to the Administrative Office. If you select this option, it will remain in effect until we receive a written termination request from you at the Administrative Office. We may terminate the systematic withdrawal privilege at any time.

•                  You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

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•                  You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•                  The minimum amount which you may withdraw is $500.

•                  The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to or more than $2,000.

•                  You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•                  Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•                  Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

•                  You may change the amount and frequency upon written request to our Administrative Office.

•                  This feature cannot be utilized in combination with the dollar cost averaging program.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities,” and “—Taxation of Qualified Contracts.”

Other Programs

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Contract Year to match your Contract’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

You may elect this option on your initial application or at a later date by completing the applicable request form and returning it to the Administrative Office. If you select this option, it will remain in effect until we receive a written termination request from you at the Administrative Office. We may terminate the automatic rebalancing privilege at any time.

•                  Under the asset rebalancing program, the maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

•                  Rebalancing will occur annually on the fifth Business Day following your Contract Anniversary.

•                  This feature is not considered in the twelve free transfers during a Contract Year.

•                  This feature cannot be utilized in combination with the dollar cost averaging program.

Asset Allocation. You may select one of several available asset allocation model portfolios, each of which represents a combination of Subaccounts with a different level of risk. Asset allocation is the process of investing in different asset classes such as equity funds, fixed income funds, and money market funds depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a

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profit or protect against loss in a declining market. The asset allocation models are fully described in a separate brochure. We may add or delete such models in the future.

No personalized investment advice is provided in connection with the asset allocation models and you should not rely on a model as providing individualized investment recommendations to you. The models are considered “static” because once you have selected a model portfolio, the Subaccounts and the percentage of contract value allocated to each Subaccount cannot be changed without your consent.

The models are available at no additional charge. You may elect this option at the time you purchase your Contract or at a later date by contacting your registered representative to review the available asset allocation models. If you select this option, it will remain in effect until we receive a written termination request from you at the Administrative Office.

You may also participate in the asset rebalancing program under which the values in the Subaccounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. If you do not participate in the asset rebalancing program, your model portfolio will not rebalance back to the initial percentages of the model you selected and over time Subaccount performance may cause your Contract’s allocation percentages to change. We do not change your original percentage allocations among the Subaccounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners who have selected an existing asset allocation model may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

You may elect this option on your initial application or at a later date by completing the applicable request form and returning it to the Administrative Office. If you select this option, it will remain in effect until we receive a written termination request from you at the Administrative Office. We may terminate the dollar cost averaging privilege at any time. To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•                  The minimum amount of each transfer is $100.

•                  Under the dollar cost averaging program, the maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•                  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•                  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Administrative Office.

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•                  This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•                  This feature cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Death Benefit Before the Retirement Date

Death of Owner. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

The surviving Owners or new Owners are afforded the following options:

1.               If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

2.               If the surviving Owner or the new Owner is not the spouse of the deceased Owner or if the spouse of the deceased Owner decides not to continue the Contract:

(a)          he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner’s death, or

(b)         he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the surviving or new Owner, as the case may be, or over a period that does not exceed the life expectancy of the surviving or new Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the Net Accumulated Value is paid.

Other rules may apply to a Qualified Contract.

Death of an Annuitant. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If the Annuitant’s age on the Contract Date was less than 76, the death benefit is equal to the greatest of:

•                  the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges) on the date we receive Due Proof of Death,

•                  the Accumulated Value on the date we receive Due Proof of Death, or

•                  the Accumulated Value on the most recent Contract Anniversary as of the date of death (plus subsequent premiums paid and less subsequent partial withdrawal reductions).

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If the Annuitant’s age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

•                  the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges) on the date we receive Due Proof of Death, or

•                  the Accumulated Value on the date we receive Due Proof of Death.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a)  is the death benefit immediately prior to withdrawal;

(b)  is the amount of the partial withdrawal (including applicable surrender charges); and

(c)  is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also an Owner dies, the provisions described immediately above under “Death of Owner” apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

•                  payments under the option begin within 1 year of the Annuitant’s death, and

•                  payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If an Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

Other rules may apply to a Qualified Contract.

Death Benefit After the Retirement Date

If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

If the Annuitant dies before all payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

Other rules may apply to a Qualified Contract.

Proceeds on the Retirement Date

You select the Retirement Date. The Retirement Date may not be after the later of the Annuitant’s age 70 or 10 years after the Contract Date. If you do not select a Retirement Date, we will use the Annuitant’s age 70.

On the Retirement Date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

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You may change the retirement date subject to these limitations:

•                  we must receive a Written Notice at the Administrative Office at least 30 days before the current Retirement Date; and

•                  the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Administrative Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•                  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•                  the SEC permits, by an order, the postponement for the protection of Owners; or

•                  the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.

Modification

You may modify the Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•                  necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

•                  necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•                  necessary to reflect a change in the operation of the Account; or

•                  the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

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Inquiries

You may contact the Company in writing at our Administrative Office if you have any questions regarding your Contract.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

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Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

•                  amounts allocated and transferred to it, plus

•                  interest credited, less

•                  amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. However, if your Policy was issued on or after May 1, 2004, you would be prohibited from making transfers to the T. Rowe Price Mid-Cap Growth Subaccount. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years.

Contract Year in which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and after	0%

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge. We may apply a surrender charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of

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the Accumulated Value each withdrawal represents as of the most recent Contract Anniversary. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you’ve taken during the Contract Year.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you select payment options 1, 3 or 5. If you select payment options 2 or 4, we assess a surrender charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the Table of Surrender Charges.

Waiver of Surrender Charge. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at our Administrative Office in order to activate this waiver.

Annual Administrative Charge

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We guarantee that this charge will not exceed $45 annually. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•                  in the first Contract Year with an initial premium payment of $50,000 or greater, or

•                  the Net Accumulated Value is $50,000 or greater on your Contract Anniversary.

We may terminate this privilege at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative charge and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge, and we may use such profit for any lawful purpose including paying distribution expenses.

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Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

Your Contract ends on the Retirement Date. At that time, your Net Accumulated Value will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may have your Net Accumulated Value applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental contract to be issued for the payment option.

We have provided a description of the available payment options below. The term “payee” means a person who is entitled to receive payment under that option. All payment options offer a fixed and guaranteed amount to be paid during the annuity payment period, independent of the investment experience of the Account.

Election of Options

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options after the death of the Owner/Annuitant.

We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Administrative Office.

We reserve the right to refuse the election of a payment option, other than in a lump sum, if:

1)  the total payments would be less than $2,000;

2)  each payment would be less than $20; or

3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

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Description of Options

Option 1—Interest Income. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term. The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years. Under this option, at the death of a payee having no Beneficiary (or where the Beneficiary died prior to the payee), the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the payee’s estate. Also under this option, if any Beneficiary dies while receiving payment, the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the Beneficiary’s estate. The amount to be paid is calculated as of the date of death of the payee, or Beneficiary if applicable.

Option 4—Income for Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

The amount of each payment is calculated from the tables in the Contract which apply to that particular option using the payee’s age and sex. Age is determined as the last birthday at the date of the first payment.

Alternate Payment Options. The Company may make available alternative payment options.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). Tax deferral under a Qualified Contract arises under the specific provisions of the Code governing the tax-qualified plan, so a Qualified Contract should be purchased only for the features and benefits other than tax deferral that are available under a Qualified Contract, and not for the purpose of obtaining tax deferral. You should consult your own tax adviser regarding these features and benefits of the Contract prior to purchasing a Qualified Contract. The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement

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plan, and the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•                  purchasing a Qualified Contract with proceeds from or contributions to a tax-qualified plan, and

•                  receiving distributions from a Qualified Contract

in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirements must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements. If the Separate Account, or an Investment Option, failed to comply with these diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Accumulated Value over the investment in the Contract. Owners bear the risk that the entire Contract could be disqualified as an annuity contract under the Code due to the failure of the Separate Account or an Investment Option to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable annuity insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the owner and the insurance company regarding the availability of a particular investment option and other than the owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Separate Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•                  if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

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•                  if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the sole designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them, if necessary, to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Similar rules under Section 401(a)(9) and the regulations thereunder apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner. A non-natural owner of an annuity contract generally must include any excess of the Accumulated Value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•                  the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•                  the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•                  the Contract is issued in connection with certain Qualified Plans;

•                  the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•                  the Contract is used in connection with a structured settlement agreement; or

•                  the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with its tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if

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any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. The contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions, and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•                  if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

•                  if distributed under an annuity option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•                  made on or after the taxpayer reaches age 59½;

•                  made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

•                  attributable to the taxpayer becoming disabled;

•                  as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

•                  made under certain annuities issued in connection with structured settlement agreements; and

•                  made under an annuity contract that is purchased with a single premium when the retirement date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

Similar tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

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Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•                  a transfer of ownership of a Contract,

•                  the designation of an Annuitant, payee or other Beneficiary who is not also an Owner,

•                  the selection of certain Retirement Dates, or

•                  the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is a distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) plan, IRA, or to a governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one annuity contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•                  contributions in excess of specified limits;

•                  distributions prior to age 59½ (subject to certain exceptions);

•                  distributions that do not conform to specified commencement and minimum distribution rules; and

•                  other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, Annuitants and

35

Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For Section 403(b) annuity contracts, the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70½. For Roth IRAs under Section 408A, distributions are not required during the Owner’s lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the owner’s gross income and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA at ordinary income tax rates. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

36

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•                  before age 59½ (subject to certain exceptions), or

•                  during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (Social Security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•                  elective contributions made in years beginning after December 31, 1988;

•                  earnings on those contributions; and

•                  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•                  death of the employee,

•                  attainment of age 59½,

•                  severance of employment,

•                  disability, or

•                  financial hardship.

Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the account value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the death benefit my exceed this limitation, employers using the Contract as a tax-sheltered annuity should consult their tax adviser.

Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

37

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”) for the distribution and sale of the Contracts. SFB Fund Distributor sells the Contracts through its registered representatives.

We pay commissions for sale of the Contracts. The maximum commission payable for Contract sales by SFB Fund Distributor registered representatives is: 3.00% of premiums paid in the first seven Contract Years; 1.00% of premiums paid in the eighth and subsequent Contract Years. A trail commission equal to .10% of the Accumulated Value in the eighth and subsequent Contract Years is also paid to the registered representative. SFB Fund Distributor managers are also eligible for compensation and bonuses based on Contract sales. Because registered representatives of SFB Fund Distributor are also insurance agents of the Company, they may be eligible for agents insurance, pension benefits, agency expense allowances and various cash benefits, such as bonuses, and non-cash compensation programs that the Company offers. These programs include trips, conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel. In addition, SFB Fund Distributor registered representatives who meet certain Company productivity and persistency standards may be eligible for additional compensation. SFB Fund Distributor managers are also eligible for similar compensation, benefits and bonuses. See “Distribution of the Contracts” in the Statement of Additional Information for more information concerning compensation paid for sale of the Contracts.

Commissions and other incentives or payments described above are not charged directly to Owners or amounts in the Account or Declared Interest Option. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Ask your SFB Fund Distributor registered representative for more information about what compensation he or she receives for selling your Contract.

Under its Public Disclosure Program, NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASD.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no lawsuits that involve the Account. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of SFB Fund Distributor to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

38

VOTING RIGHTS

To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount in which you have Accumulated Value, and may include fractional votes. (You only have voting interest prior to the Retirement Date.) The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities and stockholders’ equity of the Company as of December 31, 2005 and 2004, and the related statutory statements of earnings, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005, as well as the related financial statement schedules and Report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2005 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

39

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APPENDIX A

Condensed Financial Information

The Account commenced operations on November 3, 1999; however, no premiums were received until February 7, 2000. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Equity Income
1999	$10.000000	$10.000000	0.000000
2000	10.000000	13.055410	150,049.872659
2001	13.055410	13.062837	272,293.195549
2002	13.062837	11.191678	371,836.262314
2003	11.191678	13.852660	447,580.542022
2004	13.852660	15.700350	609,446.510490
2005	15.700350	16.091608	788,956.980916
Mid-Cap Growth
1999	$10.000000	$10.000000	0.000000
2000	10.000000	10.747384	240,203.006752
2001	10.747384	10.500840	421,215.422664
2002	10.500840	8.154719	525,566.744158
2003	8.154719	11.131291	662,581.587183
2004	11.131291	12.992237	832,792.737781
2005	12.992237	14.702880	869,503.175447
Personal Strategy Balanced
1999	$10.000000	$10.000000	0.000000
2000	10.000000	10.599346	131,444.072159
2001	10.599346	10.200137	228,655.588908
2002	10.200137	9.274116	305,385.417021
2003	9.274116	11.415576	386,366.413805
2004	11.415576	12.699473	539,108.968864
2005	12.699473	13.330118	672,225.075286
Limited-Term Bond
1999	$10.000000	$10.000000	0.000000
2000	10.000000	10.720777	39,184.816218
2001	10.720777	11.470462	102,740.552668
2002	11.470462	11.925188	155,707.599687
2003	11.925188	12.263739	153,516.801516
2004	12.263739	12.227304	206,174.549252
2005	12.227304	12.269428	299,776.505197

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Prime Reserve
1999	$10.000000	$10.000000	0.000000
2000	10.000000	10.420257	59,714.825328
2001	10.420257	10.689766	102,075.433639
2002	10.689766	10.697920	109,068.142665
2003	10.697920	10.622787	117,103.814595
2004	10.622787	10.568704	138,934.957806
2005	10.568704	10.713733	182,580.251758
Contrafund
1999	$10.000000	$10.000000	0.000000
2000	10.000000	9.296002	257,045.229631
2001	9.296002	8.044268	376,112.890552
2002	8.044268	7.191388	439,051.642506
2003	7.191388	9.111903	494,610.009632
2004	9.111903	10.377539	635,594.847167
2005	10.377539	11.969212	801,717.529883
Growth
1999	$10.000000	$10.000000	0.000000
2000	10.000000	8.636759	456,978.116466
2001	8.636759	7.012742	720,562.523322
2002	7.012742	4.832835	839,229.588827
2003	4.832835	6.332193	995,213.536418
2004	6.332193	6.455542	1,293,573.881613
2005	6.455542	6.735993	1,415,537.530135
High Income
1999	$10.000000	$10.000000	0.000000
2000	10.000000	7.658946	111,560.708629
2001	7.658946	6.666016	137,789.737174
2002	6.666016	6.800419	122,266.952972
2003	6.800419	8.536128	259,293.568568
2004	8.536128	9.225930	381,987.079957
2005	9.225930	9.344779	490,910.394328
Index 500
1999	$10.000000	$10.000000	0.000000
2000	10.000000	9.462309	343,290.417097
2001	9.462309	8.201012	570,626.609194
2002	8.201012	6.287510	688,529.921441
2003	6.287510	7.962763	820,606.928422
2004	7.962763	8.686510	1,026,917.343193
2005	8.686510	8.980265	1,239,653.380675

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Overseas
1999	$10.000000	$10.000000	0.000000
2000	10.000000	8.049836	113,096.830049
2001	8.049836	6.256926	158,358.160692
2002	6.256926	4.918616	164,416.838720
2003	4.918616	6.954864	201,416.614490
2004	6.954864	7.794323	312,559.061835
2005	7.794323	9.151698	432,006.583445
Mid Cap
2004	$10.000000	$12.905818	69,591.824868
2005	12.905818	15.059605	315,973.844298

*            The inception date of the Fidelity VIP Mid Cap Subaccount was May 1, 2004.

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name

Address

City, State, Zip

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The Statement of Additional Information (“SAI”) contains more detailed information about the Contracts than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

SAI-TOC

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

1401 Livingston Lane
Jackson, Mississippi 39213

1-866-288-2172

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by Southern Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity Variable Insurance Products Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

May 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.

Non-Participation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

LEGAL MATTERS

All matters relating to Mississippi law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by Joseph A. Purvis, Esquire, Senior Vice President, General Counsel, and Secretary of the Company. Jorden Burt LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory statements of admitted assets, liabilities and stockholders’ equity of the Company as of December 31, 2005 and 2004, and the related statutory statements of earnings, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005, appearing herein, have been audited by KPMG LLP, Suite 1100, One Jackson Place, 188 East Capitol Street, Jackson, MS 39201, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audit report of KPMG LLP refers to the preparation of the financial statements using accounting practices prescribed or permitted by the Mississippi Insurance Department, which practices differ from U.S. generally accepted accounting principles, and the effects of the variances between statutory accounting principles and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

The Account’s statements of assets and liabilities as of December 31, 2005, and the related statements of operations and the changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309-2764, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

1

DISTRIBUTION OF THE CONTRACTS

Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. SFB Fund Distributor serves as principal underwriter for the Contracts. SFB Fund Distributor, a Mississippi corporation organized in 1981 and a wholly owned subsidiary of the Company, is located at 1401 Livingston Lane, Jackson, Mississippi 39213. SFB Fund Distributor is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. SFB Fund Distributor is not a member of the Securities Investor Protection Corporation.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to the Owners or amounts in the Account or Declared Interest Option.

SFB Fund Distributor offers the Contracts through its registered representatives. Registered representatives must also be licensed as insurance agents and appointed by the Company.

SFB Fund Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to SFB Fund Distributor	Aggregate Amount of Commissions Retained by SFB Fund Distributor
2003	$ 698,031	$ 52,171
2004	$ 1,228,561	$ 76,148
2005	$ 1,562,431	$ 115,225

It is the policy of the Company to pay commissions directly to registered representatives, except in instances in which a registered representative is not eligible under applicable rules and regulations to receive a commission, in which case such commission is paid to and retained by SFB Fund Distributor. SFB Fund Distributor does not receive any commission override as distributor for the Contracts. However, under the distribution agreement with SFB Fund Distributor, we pay the following sales expenses: supervisor and registered representative manager compensation; advertising expenses; and all other expenses of distributing the Contracts. We also pay for SFB Fund Distributor’s operating and other expenses.

The annual administrative charge, as well as proceeds from the surrender charge on the Contracts are retained by us and used to defray expenses we incur.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

2

FINANCIAL STATEMENTS

The Company’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Southern Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Southern Farm Bureau Life Variable Account, comprising the Contrafund, Growth, High Income, Index 500, Mid-Cap, Overseas, Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, and Prime Reserve Subaccounts, as of December 31, 2005, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Southern Farm Bureau Life Variable Account at December 31, 2005, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 31, 2006

Southern Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2005

	Fidelity Variable
	Insurance Products Funds
	Contrafund Subaccount	Growth Subaccount	High Income Subaccount	Index 500 Subaccount
Assets
Investments in shares of mutual funds, at market	$9,595,927	$9,535,051	$4,587,449	$11,132,416
Receivable for investments sold	4,649	9,158	2,661	12,172
Total Assets	9,600,576	9,544,209	4,590,110	11,144,588

Liabilities
Payable to Southern Farm Bureau Life Insurance Company	4,649	9,158	2,661	12,172
Net assets	$9,595,927	$9,535,051	$4,587,449	$11,132,416

Net assets
Accumulation units	$9,595,927	$9,535,051	$4,587,449	$11,132,416
Total net assets	$9,595,927	$9,535,051	$4,587,449	$11,132,416

Investments in shares of mutual funds, at cost	$7,152,204	$8,093,934	$4,899,340	$9,792,788
Shares of mutual fund owned	309,246.76	282,939.19	743,508.81	78,463.61

Accumulation units outstanding	801,717.53	1,415,537.53	490,910.39	1,239,653.38
Accumulation unit value	$11.97	$6.74	$9.34	$8.98

See accompanying notes.

2

	Fidelity		T. Rowe Price Equity Series, Inc.			T. Rowe Price Fixed
	Variable Insurance				Personal	Income Series, Inc.
	Products Funds		Equity	Mid-Cap	Strategy	Limited-
	Mid-Cap	Overseas	Income	Growth	Balanced	Term Bond	Prime Reserve
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at market	$4,758,441	$3,953,594	$12,695,586	$12,784,201	$8,960,840	$3,678,086	$1,956,116
Receivable for investments sold	823	3,695	9,072	12,279	5,543	3,479	11,998
Total Assets	4,759,264	3,957,289	12,704,658	12,796,480	8,966,383	3,681,565	1,968,114

Liabilities
Payable to Southern Farm Bureau Life
Insurance Company	823	3,695	9,072	12,279	5,543	3,479	11,998
Net assets	$4,758,441	$3,953,594	$12,695,586	$12,784,201	$8,960,840	$3,678,086	$1,956,116

Net assets
Accumulation units	$4,758,441	$3,953,594	$12,695,586	$12,784,201	$8,960,840	$3,678,086	$1,956,116
Total net assets	$4,758,441	$3,953,594	$12,695,586	$12,784,201	$8,960,840	$3,678,086	$1,956,116

Investments in shares of mutual funds, at cost	$4,153,404	$3,036,631	$11,598,518	$9,321,348	$7,765,623	$3,763,733	$1,956,116
Shares of mutual fund owned	135,529.52	191,828.90	582,633.61	500,360.11	486,737.63	752,165.01	1,956,116.29

Accumulation units outstanding	315,973.84	432,006.58	788,956.98	869,503.18	672,225.08	299,776.51	182,580.25
Accumulation unit value	$15.06	$9.15	$16.09	$14.70	$13.33	$12.27	$10.71

See accompanying notes.

3

Southern Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2005

	Fidelity Variable
	Insurance Products Funds
	Contrafund Subaccount	Growth Subaccount	High Income Subaccount	Index 500 Subaccount
Income:
Dividends	$20,113	$41,309	$597,363	$161,516
Expenses:
Mortality and expense risk	(109,900)	(120,862)	(54,424)	(141,554)
Net investment income (loss)	(89,787)	(79,553)	542,939	19,962

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	49,398	116,437	(8,873)	(43,160)
Realized gain distributions	1,257	—	—	—
Total realized gain (loss) on investments	50,655	116,437	(8,873)	(43,160)

Change in unrealized appreciation/depreciation of investments	1,251,266	370,667	(489,625)	411,816
Net increase (decrease) in net assets from operations	$1,212,134	$407,551	$44,441	$388,618

See accompanying notes.

4

	Fidelity		T. Rowe Price Equity Series, Inc.			T. Rowe Price Fixed
	Variable Insurance				Personal	Income Series, Inc.
	Products Funds		Equity	Mid-Cap	Strategy	Limited-	Prime
	Mid-Cap Subaccount	Overseas Subaccount	Income Subaccount	Growth Subaccount	Balanced Subaccount	Term Bond Subaccount	Reserve Subaccount
Income:
Dividends	$—	$16,352	$183,969	$—	$141,467	$112,125	$46,249
Expenses:
Mortality and expense risk	(38,926)	(42,206)	(156,474)	(158,276)	(107,320)	(43,379)	(22,930)
Net investment income (loss)	(38,926)	(25,854)	27,495	(158,276)	34,147	68,746	23,319

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	63,674	41,713	95,722	221,752	103,550	(4,691)	—
Realized gain distributions	19,012	12,797	577,472	699,859	76,001	—	—
Total realized gain (loss) on investments	82,686	54,510	673,194	921,611	179,551	(4,691)	—

Change in unrealized appreciation/depreciation of investments	504,422	545,533	(386,159)	735,057	205,327	(49,698)	—
Net increase (decrease) in net assets from operations	$548,182	$574,189	$314,530	$1,498,392	$419,025	$14,357	$23,319

See accompanying notes.

5

Southern Farm Bureau Life Variable Account

Statements of Changes in Net Assets

	Fidelity
	Variable Insurance
	Products Funds
	Contrafund Subaccount
	Year Ended December 31
	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(89,787)	$(60,405)
Net realized gain (loss) on investments	50,655	(10,119)
Change in unrealized appreciation/depreciation of investments	1,251,266	827,850
Net increase (decrease) in net assets from operations	1,212,134	757,326

Contract transactions:
Transfers of net premiums	1,408,551	994,106
Transfers of surrenders and death benefits	(480,321)	(191,510)
Transfers of administrative and other charges	(11,692)	(10,170)
Transfers between subaccounts, including Declared Interest Option account	871,345	539,320
Net increase (decrease) in net assets from contract transactions	1,787,883	1,331,746
Total increase (decrease) in net assets	3,000,017	2,089,072

Net assets at beginning of year	6,595,910	4,506,838
Net assets at end of year	$9,595,927	$6,595,910

See accompanying notes.

6

	Fidelity Variable Insurance Products Funds
	Growth Subaccount		High Income Subaccount		Index 500 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31
	2005	2004	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(79,553)	$(89,406)	$542,939	$118,756	$19,962	$(18,236)
Net realized gain (loss) on investments	116,437	(95,927)	(8,873)	50,013	(43,160)	(111,519)
Change in unrealized appreciation/depreciation of investments	370,667	315,921	(489,625)	37,233	411,816	833,565
Net increase (decrease) in net assets from operations	407,551	130,588	44,441	206,002	388,618	703,810

Contract transactions:
Transfers of net premiums	1,416,473	1,647,680	936,553	593,404	1,881,510	1,205,829
Transfers of surrenders and death benefits	(517,637)	(359,822)	(304,205)	(152,641)	(526,726)	(345,704)
Transfers of administrative and other charges	(14,936)	(14,345)	(5,275)	(3,950)	(15,429)	(13,381)
Transfers between subaccounts, including Declared Interest Option account	(107,120)	644,735	391,749	668,008	484,115	835,476
Net increase (decrease) in net assets from contract transactions	776,780	1,918,248	1,018,822	1,104,821	1,823,470	1,682,220
Total increase (decrease) in net assets	1,184,331	2,048,836	1,063,263	1,310,823	2,212,088	2,386,030

Net assets at beginning of year	8,350,720	6,301,884	3,524,186	2,213,363	8,920,328	6,534,298
Net assets at end of year	$9,535,051	$8,350,720	$4,587,449	$3,524,186	$11,132,416	$8,920,328

See accompanying notes.

7

	Fidelity
	Variable Insurance
	Products Funds
	Mid-Cap Subaccount
	Period Ended December 31
	2005	2004 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(38,926)	$(3,454)
Net realized gain (loss) on investments	82,686	13,549
Change in unrealized appreciation/depreciation of investments	504,422	100,615
Net increase (decrease) in net assets from operations	548,182	110,710

Contract transactions:
Transfers of net premiums	1,690,359	351,911
Transfers of surrenders and death benefits	(140,277)	(3,412)
Transfers of administrative and other charges	(2,565)	(20)
Transfers between subaccounts, including Declared Interest Option account	1,764,603	438,950
Net increase (decrease) in net assets from contract transactions	3,312,120	787,429
Total increase (decrease) in net assets	3,860,302	898,139

Net assets at beginning of year	898,139	—
Net assets at end of year	$4,758,441	$898,139

(1) Period from May 1, 2004 (date operations commenced) through December 31, 2004.

See accompanying notes.

8

	Fidelity
	Variable Insurance
	Products Funds		T. Rowe Price Equity Series, Inc.
	Overseas Subaccount		Equity Income Subaccount		Mid-Cap Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31
	2005	2004	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(25,854)	$(4,999)	$27,495	$20,582	$(158,276)	$(127,980)
Net realized gain (loss) on investments	54,510	(75,689)	673,194	214,954	921,611	99,432
Change in unrealized appreciation/depreciation of investments	545,533	331,377	(386,159)	826,663	735,057	1,505,930
Net increase (decrease) in net assets from operations	574,189	250,689	314,530	1,062,199	1,498,392	1,477,382

Contract transactions:
Transfers of net premiums	666,988	488,096	2,394,202	1,507,125	1,082,444	1,523,465
Transfers of surrenders and death benefits	(229,185)	(110,542)	(814,200)	(361,283)	(690,190)	(402,927)
Transfers of administrative and other charges	(4,867)	(3,733)	(16,113)	(13,235)	(17,927)	(16,102)
Transfers between subaccounts, including Declared Interest Option account	510,283	410,851	1,248,644	1,173,536	91,641	862,634
Net increase (decrease) in net assets from contract transactions	943,219	784,672	2,812,533	2,306,143	465,968	1,967,070
Total increase (decrease) in net assets	1,517,408	1,035,361	3,127,063	3,368,342	1,964,360	3,444,452

Net assets at beginning of year	2,436,186	1,400,825	9,568,523	6,200,181	10,819,841	7,375,389
Net assets at end of year	$3,953,594	$2,436,186	$12,695,586	$9,568,523	$12,784,201	$10,819,841

See accompanying notes.

9

	T. Rowe Price
	Equity Series, Inc.
	Personal Strategy Balanced Subaccount
	Year Ended December 31
	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$34,147	$41,927
Net realized gain (loss) on investments	179,551	37,746
Change in unrealized appreciation/depreciation of investments	205,327	572,508
Net increase (decrease) in net assets from operations	419,025	652,181

Contract transactions:
Transfers of net premiums	1,564,229	1,115,024
Transfers of surrenders and death benefits	(498,357)	(263,965)
Transfers of administrative and other charges	(11,138)	(9,104)
Transfers between subaccounts, including Declared Interest Option account	640,681	941,669
Net increase (decrease) in net assets from contract transactions	1,695,415	1,783,624
Total increase (decrease) in net assets	2,114,440	2,435,805

Net assets at beginning of year	6,846,400	4,410,595
Net assets at end of year	$8,960,840	$6,846,400

See accompanying notes.

10

	T. Rowe Price Fixed Income Series, Inc.
	Limited-Term Bond Subaccount		Prime Reserve Subaccount
	Year Ended December 31		Year Ended December 31
	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$68,746	$42,117	$23,319	$(6,718)
Net realized gain (loss) on investments	(4,691)	(2,634)	—	—
Change in unrealized appreciation/depreciation of investments	(49,698)	(47,903)	—	—
Net increase (decrease) in net assets from operations	14,357	(8,420)	23,319	(6,718)

Contract transactions:
Transfers of net premiums	740,585	553,438	7,999,590	6,389,578
Transfers of surrenders and death benefits	(121,719)	(128,385)	(109,720)	(70,857)
Transfers of administrative and other charges	(4,789)	(3,942)	(2,412)	(1,957)
Transfers between subaccounts, including Declared Interest Option account	528,693	225,578	(7,423,023)	(6,085,653)
Net increase (decrease) in net assets from contract transactions	1,142,770	646,689	464,435	231,111
Total increase (decrease) in net assets	1,157,127	638,269	487,754	224,393

Net assets at beginning of year	2,520,959	1,882,690	1,468,362	1,243,969
Net assets at end of year	$3,678,086	$2,520,959	$1,956,116	$1,468,362

See accompanying notes.

11

Southern Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2005

1. Organization and Significant Accounting Policies

Organization

Southern Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual flexible premium variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in eleven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount

Invests Exclusively in Shares of

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio – Initial Class
High Income	VIP High Income Portfolio – Initial Class
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Initial Class
Overseas	VIP Overseas Portfolio – Initial Class

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price Fixed Income Series, Inc.:
Limited-Term Bond	Limited-Term Bond Portfolio
Prime Reserve	Prime Reserve Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

12

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

On the retirement date of the contract, the annuitant may elect to receive a single sum payment or a fixed payment option as described in the prospectus. Upon the election of a fixed payment option, the accumulated value will be transferred to the Company’s general account where respective payments will be made.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

13

Amounts Due To/Due From Southern Farm Bureau Life Insurance Company

The amounts due to or from Southern Farm Bureau Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2. Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. During the second through the seventh contract years, up to 10% of the accumulated value as of the most recent prior contract anniversary may be withdrawn without incurring a surrender charge. After seven full contract years, no surrender charge is deducted.

Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

14

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2005:

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity Variable Insurance Products Funds:
Contrafund	$2,196,344	$496,991
Growth	1,704,649	1,007,422
High Income	2,466,332	904,571
Index 500	3,078,546	1,235,114
Mid-Cap	3,592,944	300,738
Overseas	1,113,705	183,543

T. Rowe Price Equity Series, Inc.:
Equity Income	4,093,303	675,803
Mid-Cap Growth	1,860,324	852,773
Personal Strategy Balanced	2,477,151	671,588

T. Rowe Price Fixed Income Series, Inc.:
Limited-Term Bond	1,436,243	224,727
Prime Reserve	5,847,353	5,359,599

15

5. Changes From Units Outstanding

Transactions in units of each subaccount were as follows for the periods ended
December 31, 2005 and 2004:

	Period Ended December 31
	2005			2004
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Fidelity Variable Insurance Products Funds:
Contrafund	201,212	35,089	166,123	153,964	12,979	140,985
Growth	261,659	139,695	121,964	487,616	189,256	298,360
High Income	203,546	94,623	108,923	210,413	87,720	122,693
Index 500	338,189	125,453	212,736	247,395	41,085	206,310
Mid-Cap	265,771	19,389	246,382	79,497	9,905	69,592
Overseas	137,371	17,923	119,448	205,071	93,929	111,142

T. Rowe Price Equity Series, Inc.:
Equity Income	212,456	32,946	179,510	182,734	20,868	161,866
Mid-Cap Growth	89,016	52,306	36,710	198,214	28,003	170,211
Personal Strategy Balanced	177,021	43,905	133,116	169,056	16,313	152,743

T. Rowe Price Fixed Income Series, Inc.:
Limited-Term Bond	108,460	14,858	93,602	115,841	63,183	52,658
Prime Reserve	546,316	502,671	43,645	519,369	497,538	21,831

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2005, 2004, 2003, 2002 and 2001, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

16

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

Fidelity Variable Insurance Products Funds:
Contrafund:
2005	801,718	$11.97	$9,595,927	0.25%	1.40%	15.32%
2004	635,595	10.38	6,595,910	0.29	1.40	13.94
2003	494,610	9.11	4,506,838	0.43	1.40	26.70
2002	439,052	7.19	3,157,391	0.75	1.40	(10.57)
2001	376,113	8.04	3,025,553	0.67	1.40	(13.55)
Growth:
2005	1,415,538	6.74	9,535,051	0.47	1.40	4.33
2004	1,293,574	6.46	8,350,720	0.22	1.40	2.05
2003	995,214	6.33	6,301,884	0.26	1.40	31.06
2002	839,230	4.83	4,055,858	0.23	1.40	(31.10)
2001	720,563	7.01	5,053,119	0.06	1.40	(18.87)
High Income:
2005	490,910	9.34	4,587,449	15.20	1.40	1.19
2004	381,987	9.23	3,524,186	6.29	1.40	8.08
2003	259,294	8.54	2,213,363	6.00	1.40	25.59
2002	122,267	6.80	831,467	11.88	1.40	1.95
2001	137,790	6.67	918,509	11.47	1.40	(12.92)
Index 500:
2005	1,239,653	8.98	11,132,416	1.58	1.40	3.34
2004	1,026,917	8.69	8,920,328	1.15	1.40	9.17
2003	820,607	7.96	6,534,298	1.34	1.40	26.55
2002	688,530	6.29	4,329,138	1.18	1.40	(23.29)
2001	570,627	8.20	4,679,716	0.89	1.40	(13.32)
Mid Cap:
2005	315,974	15.06	4,758,441	—	1.40	16.65
2004 (4)	69,592	12.91	898,139	—	1.40	29.10
Overseas:
2005	432,007	9.15	3,953,594	0.54	1.40	17.46
2004	312,559	7.79	2,436,186	1.14	1.40	12.09
2003	201,417	6.95	1,400,825	0.75	1.40	41.26
2002	164,417	4.92	808,703	0.77	1.40	(21.41)
2001	158,358	6.26	990,835	4.52	1.40	(22.24)

17

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

T. Rowe Price Equity Series, Inc.
Equity Income:
2005	788,957	$16.09	$12,695,586	1.63%	1.40%	2.48%
2004	609,447	15.70	9,568,523	1.66	1.40	13.36
2003	447,581	13.85	6,200,181	1.72	1.40	23.77
2002	371,836	11.19	4,161,472	1.70	1.40	(14.32)
2001	272,293	13.06	3,556,922	1.53	1.40	30.60
Mid-Cap Growth:
2005	869,503	14.70	12,784,201	—	1.40	13.16
2004	832,793	12.99	10,819,841	—	1.40	16.71
2003	662,582	11.13	7,375,389	—	1.40	36.56
2002	525,567	8.15	4,285,849	—	1.40	(22.38)
2001	421,215	10.50	4,423,116	—	1.40	(2.33)
Personal Strategy Balanced:
2005	672,225	13.33	8,960,840	1.83	1.40	4.96
2004	539,109	12.70	6,846,400	2.14	1.40	11.21
2003	386,366	11.42	4,410,595	2.28	1.40	23.19
2002	305,385	9.27	2,832,180	2.67	1.40	(9.12)
2001	228,656	10.20	2,332,318	3.03	1.40	(3.77)

T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond:
2005	299,777	12.27	3,678,086	3.58	1.40	0.33
2004	206,175	12.23	2,520,959	3.27	1.40	(0.24)
2003	153,517	12.26	1,882,690	3.80	1.40	2.77
2002	155,708	11.93	1,856,842	4.86	1.40	4.01
2001	102,741	11.47	1,178,482	5.50	1.40	7.00
Prime Reserve:
2005	182,580	10.71	1,956,116	2.79	1.40	1.32
2004	138,935	10.57	1,468,362	0.95	1.40	(0.47)
2003	117,104	10.62	1,243,969	0.69	1.40	(0.75)
2002	109,068	10.70	1,166,802	1.46	1.40	0.09
2001	102,075	10.69	1,091,163	3.83	1.40	2.59

(1)    These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

18

(2)          These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)          These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4)          Subaccount commenced operations on May 1, 2004.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors
Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2005 and 2004, and the related statutory statements of earnings, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Mississippi Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2005.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, on the basis of accounting described in note 1.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1 - 6 is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ KPMG LLP

Jackson, Mississippi
April 17, 2006

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2005 and 2004

Admitted Assets	2005	2004
Investments:
Bonds, at amortized cost (approximate fair value of $6,282,902,895 in 2005 and $6,099,700,932 in 2004)	$6,109,681,360	5,816,859,978

Stocks:
Preferred stocks, at cost (approximate fair value of $70,551,111 in 2005 and $66,712,050 in 2004)	64,360,555	61,681,482
Common stocks, at fair value (cost of $319,993,555 in 2005 and $453,760,640 in 2004)	501,973,444	647,202,387
Total stocks	566,333,999	708,883,869
Mortgage and other loans	1,209,449,614	1,139,422,215

Real estate:
Home office property, at cost, less accumulated depreciation of $18,883,069 in 2005 and $18,318,094 in 2004	14,451,446	14,940,078
Real estate held for sale, at cost, less accumulated depreciation of $353,662 in 2005	851,201	—
Real estate held for investment, at cost, less accumulated depreciation of $317,297 in 2004	—	887,566
Total real estate	15,302,647	15,827,644
Investment in subsidiaries	6,235,714	6,028,581
Partnership interests, at approximate equity in net assets	347,009,646	316,010,898
Cash and short-term investments, at cost which approximates fair value	314,705,405	120,052,168
Policy loans	351,941,165	344,445,261
Receivable for securities	4,817,147	3,297,792
Total investments	8,925,476,697	8,470,828,406
Deferred income taxes	30,371,730	26,963,657
Premiums deferred and uncollected	130,635,260	118,377,503
Accrued investment income	90,441,415	86,496,017
Other receivables and other assets	5,456,787	6,258,933
Separate account assets	85,247,202	62,679,454
	$9,267,629,091	8,771,603,970

Liabilities and Stockholders’ Equity	2005	2004
Aggregate policy reserves:
Life and annuity policies and contracts	$6,669,036,290	6,395,752,133
Accident and health contracts	48,858,183	42,781,772
Supplementary contracts	25,015,888	24,965,347
Total policy reserves	6,742,910,361	6,463,499,252
Policy and contract claims	24,903,321	25,678,558

Policyholders’ funds:
Premiums received in advance	1,009,522	1,330,137
Funds on deposit	2,575,188	2,571,501
Accrued policy dividends	57,403,270	56,114,251
Dividends left on deposit	304,447,427	304,803,622
Total policyholders’ funds	365,435,407	364,819,511
Pension plan administration funds	434,479,177	377,528,161

General liabilities:
Securities sold under repurchase agreements	—	55,785,750
Taxes, other than federal income taxes	5,544,270	6,056,960
Federal income taxes	30,979,410	4,602,879
Due to subsidiaries and other affiliates	9,767,610	11,962,152
Commissions	5,251,904	4,934,707
Notes payable	41,747,813	47,253,051
Accounts payable and other liabilities	53,413,783	47,178,438
Total general liabilities	146,704,790	177,773,937
Asset valuation reserve	175,664,842	183,243,307
Separate account liabilities	85,247,202	62,679,454
Total liabilities	7,975,345,100	7,655,222,180
Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	1,290,383,991	1,114,481,790
Total stockholders’ equity	1,292,283,991	1,116,381,790
	$9,267,629,091	8,771,603,970

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2005, 2004 and 2003

	2005	2004	2003
Income:
Premiums and other considerations:
Life premiums	$465,265,000	451,495,415	415,961,320
Annuity premiums and other fund deposits	225,645,906	268,838,271	524,626,403
Accident and health premiums	27,379,788	27,428,750	21,938,596
Supplementary contracts and dividend accumulations	11,487,749	10,983,915	9,704,526
Reserve adjustments on reinsurance ceded	5,348,945	6,505,575	3,429,805
Investment income, net of expenses of $14,118,639 in 2005, $12,594,525 in 2004 and $16,256,173 in 2003	477,268,831	468,086,761	482,768,240
Other	854,555	500,175	569,399
Total income	1,213,250,774	1,233,838,862	1,458,998,289
Benefits and reserve changes:
Death benefits	135,854,285	125,078,458	119,142,914
Accident and health benefits	7,851,905	6,368,187	10,903,687
Surrender and other life insurance benefits	279,201,839	257,945,062	209,138,111
Annuity benefits	44,386,073	41,353,147	34,721,557
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	292,662,391	352,697,822	625,163,481
Interest on policy and contract funds	29,338,042	26,657,329	27,382,824
Payments on dividend accumulations and supplementary contracts	22,858,019	22,094,855	21,826,111
Total benefits and reserve changes	812,152,554	832,194,860	1,048,278,685
Other operating expenses:
Commissions	52,747,875	62,022,062	72,549,136
General insurance expenses	111,179,528	110,598,574	103,728,223
Taxes, licenses and fees	16,532,239	16,040,353	14,178,570
Total other operating expenses	180,459,642	188,660,989	190,455,929
Earnings before policyholders’ dividends, federal income taxes and realized investment gains (losses)	220,638,578	212,983,013	220,263,675
Policyholders’ dividends	56,060,365	54,725,648	53,443,420
Earnings before federal income taxes and realized investment gains (losses)	164,578,213	158,257,365	166,820,255
Federal income taxes	32,060,280	30,885,151	56,054,185
Earnings before realized investment gains (losses)	132,517,933	127,372,214	110,766,070
Realized investment gains (losses)	76,678,596	52,086,712	(5,808,313)
Adjusted for:
Federal income taxes	(23,866,119)	(36,990,245)	4,089,198
Transfer from (to) interest maintenance reserve	8,754,459	(6,160,580)	5,436,296
Realized investment gains, net	61,566,936	8,935,887	3,717,181
Net earnings	$194,084,869	136,308,101	114,483,251

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2005, 2004 and 2003

	Common stock	Additional paid-in capital	Unassigned surplus
Balance, December 31, 2002	$1,500,000	400,000	800,179,065
Net earnings	—	—	114,483,251
Change in unrealized investment gains, net	—	—	89,539,089
Change in equity of subsidiaries	—	—	181,014
Increase in asset valuation reserve	—	—	(47,133,444)
Increase in nonadmitted assets	—	—	(5,375,658)
Change in net deferred income taxes	—	—	15,524,055
Cash dividends to stockholders	—	—	(131,400)
Balance, December 31, 2003	1,500,000	400,000	967,265,972
Net earnings	—	—	136,308,101
Change in unrealized investment gains, net	—	—	12,859,579
Change in equity of subsidiaries	—	—	223,097
Increase in asset valuation reserve	—	—	(30,338,244)
Decrease in nonadmitted assets	—	—	16,153,869
Change in net deferred income taxes	—	—	12,135,716
Cash dividends to stockholders	—	—	(126,300)
Balance, December 31, 2004	1,500,000	400,000	1,114,481,790
Net earnings	—	—	194,084,869
Change in unrealized investment gains, net	—	—	(20,477,803)
Change in equity of subsidiaries	—	—	207,133
Decrease in asset valuation reserve	—	—	7,578,465
Increase in nonadmitted assets	—	—	(5,551,226)
Change in net deferred income taxes	—	—	(1,058,631)
Other	—	—	1,242,594
Cash dividends to stockholders	—	—	(123,200)
Balance, December 31, 2005	$1,500,000	400,000	1,290,383,991

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flows

Years ended December 31, 2005, 2004 and 2003

	2005	2004	2003
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$698,351,601	728,045,491	947,302,890
Other premiums, considerations and deposits collected	11,487,749	10,983,915	9,704,526
Reinsurance reserve adjustments received on reinsurance ceded	15,771,574	17,258,522	11,833,308
Investment income received	459,648,384	455,533,898	456,833,715
Other income received	854,555	500,175	569,399
	1,186,113,863	1,212,322,001	1,426,243,838
Life and accident and health claims paid	(145,274,982)	(133,013,709)	(127,188,096)
Surrender benefits paid	(278,408,284)	(257,158,641)	(208,065,252)
Annuity and other benefits paid to policyholders	(59,817,074)	(77,808,217)	(69,316,367)
	(483,500,340)	(467,980,567)	(404,569,715)
Commissions, taxes and other expenses paid	(192,243,217)	(195,094,837)	(189,567,436)
Dividends paid to policyholders	(36,400,733)	(34,880,715)	(33,329,481)
Federal income taxes paid	(5,797,599)	(33,702,413)	(64,818,059)
	(234,441,549)	(263,677,965)	(287,714,976)
Net cash from operations	468,171,974	480,663,469	733,959,147

Cash from investments:
Proceeds from investments sold, matured or repaid
Bonds	1,645,745,623	1,236,352,869	2,455,791,946
Common and preferred stocks	346,771,015	236,521,363	136,145,955
Mortgage loans	123,339,153	101,970,037	115,994,684
Real estate	—	100,000	54,871,868
Other invested assets	51,082,101	36,997,843	22,978,760
Federal income taxes (paid) recovered on net capital gains (losses)	(23,866,119)	(36,990,245)	41,369,308
Total investment proceeds	2,143,071,773	1,574,951,867	2,827,152,521
Cost of investments acquired:
Bonds	(1,935,505,116)	(1,742,924,227)	(3,079,371,601)
Common and preferred stocks	(134,825,910)	(166,215,685)	(267,450,047)
Mortgage loans	(193,489,017)	(132,299,593)	(144,735,928)
Real estate	(76,343)	(212,000)	(981,743)
Other invested assets	(86,813,776)	(73,426,680)	(82,927,331)
Total investments acquired	(2,350,710,162)	(2,115,078,185)	(3,575,466,650)
Net increase in policy loans	(7,495,904)	(5,189,834)	(1,807,714)
Net cash from investments	(215,134,293)	(545,316,152)	(750,121,843)
Cash from financing and miscellaneous sources:
Advances on notes payable	21,303,453	27,092,576	10,000,000
Payments on notes payable	(26,808,691)	(24,677,911)	(3,970,531)
Net (decrease) increase in securities sold under repurchase agreements	(55,785,750)	55,785,750	—
Other cash provided	5,990,170	9,256,080	21,749,328
Dividends paid to stockholders	(123,200)	(126,300)	(131,400)
Other cash applied	(2,960,426)	(8,096,816)	(6,939,535)
Net cash from financing and miscellaneous sources	(58,384,444)	59,233,379	20,707,862
Net increase (decrease) in cash and short-term investments	194,653,237	(5,419,304)	4,545,166
Cash and short-term investments:
Beginning of year	120,052,168	125,471,472	120,926,306
End of year	$314,705,405	120,052,168	125,471,472

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2005, 2004 and 2003

(1)                     Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)                      Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.

The following are the Company’s direct subsidiaries:

Percentage owned as of December 31, 2005 and 2004
Southern Capital Life Insurance Company (Southern Capital)	100%
Southern Farm Bureau Fund Distributor, Inc.	100%

(b)                      Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)                       Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the Mississippi Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices which vary from prescribed accounting practices.

(d)                      Differences Between Statutory Accounting Principles and U.S. Generally Accepted Accounting Principles

Statements of Statutory Accounting Principles (SSAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net income and cash flows. The principal SSAP which differ from GAAP include:

•                              Investments in wholly-owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, Consolidation of All Majority-Owned Subsidiaries.

•                              Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•                              Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

•                              Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company’s experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•                              The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

•                              Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP.

•                              The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

•                              Policy acquisition costs are expensed as incurred, while under GAAP these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•                              Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

•                              The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•                              Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•                              The Statements of Cash Flows differ in certain respects from the presentation required by Statement of Financial Accounting Standards No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•                              The provision for participating policyholders’ dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

•                              Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, Employers’ Accounting for Pensions.

•                              Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions.

•                              The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under U.S. generally accepted accounting principles.

The aggregate effect on the accompanying statutory financial statements of the variations from U.S. generally accepted accounting principles has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)                       Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)                         Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. When management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statutory Statements of Earnings. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2005 and 2004, there were $2,346,540 and $325,413, respectively, of nonadmitted amounts related to bond holdings.

Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.

Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly-owned subsidiaries (see note 1(a)) are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company’s subsidiaries during 2005, 2004 or 2003. The Company’s management periodically monitors and evaluates the differences between the cost and fair value of investments. If after monitoring and analysis, management believes that the decline in fair value is other than temporary, the cost of the investment is adjusted and a realized loss is recognized in the Statutory Statements of Earnings.

Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There were $768,814 and $194,551 of nonadmitted amounts relating to preferred stocks as of December 31, 2005 and 2004, respectively.

The Company’s policy is to identify and review any potentially impaired securities, using the expertise of the Securities Management department and external information provided by the Company’s portfolio managers. The Company makes the determination as to whether the security is other-than-temporarily impaired, and determines a fair value based on relevant facts and circumstances. The total impairment loss recognized in 2005 was $132,823 for bonds, $0 for preferred stocks and $106,640 for common stocks. The total impairment loss recognized in 2004 was $10,302,220 for bonds, $0 for preferred stocks and $178,447 for common stocks. The total impairment loss recognized in 2003 was $18,976,657 for bonds, $0 for preferred stocks and $3,653,355 for common stocks.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, the Company had no impaired loans. Limited partnership interests are accounted for using a method approximating the equity method.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a nonadmitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)                      Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)                      Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year.

Policy reserves on universal life and single premium whole life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.

(i)                         Policy and Contract Claims and Claims Adjustment Expenses

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insured and (c) claims adjustment expenses.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)                         Interest Maintenance Reserve

The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.

(k)                      Asset Valuation Reserve

The asset valuation reserve (AVR) is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

(l)                         Federal Income Taxes

The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly-owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)                   Reinsurance

Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)                      Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)                      Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. Depreciation expense related to these assets was $729,026 in 2005, $871,825 in 2004, and $866,739 in 2003.

Accumulated depreciation related to these assets totaled $4,902,308 and $4,173,282 for December 31, 2005 and 2004, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.

(p)                      Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other fund deposits.

(q)                      Reclassifications

Certain prior period amounts have been reclassified to conform with the current year presentation. These reclassifications have no impact on stockholders’ equity or net earnings.

(2)                     Financial Instruments

(a)                      Bonds and Preferred and Common Stocks

At December 31, 2005 and 2004, the amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	2005
	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U. S. Treasury securities and obligations of U. S. Government corporations and agencies	$658,647,799	26,435,528	(2,062,928)	683,020,399
Mortgage-backed securities	828,945,593	13,018,216	(5,239,934)	836,723,875
Corporate and other securities	4,622,087,968	177,869,394	(36,798,741)	4,763,158,621
Total bonds	$6,109,681,360	217,323,138	(44,101,603)	6,282,902,895
Preferred stocks	$64,360,555	6,781,460	(590,904)	70,551,111
Common stocks	319,993,555	200,596,710	(18,616,821)	501,973,444
Total stocks	$384,354,110	207,378,170	(19,207,725)	572,524,555

	2004
	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U. S. Treasury securities and obligations of U. S. Government corporations and agencies	$588,115,734	29,936,525	(596,680)	617,455,579
Mortgage-backed securities	753,472,525	22,995,152	(4,128,382)	772,339,295
Corporate and other securities	4,475,271,719	252,308,939	(17,674,600)	4,709,906,058
Total bonds	$5,816,859,978	305,240,616	(22,399,662)	6,099,700,932
Preferred stocks	$61,681,482	6,126,694	(1,096,126)	66,712,050
Common stocks	453,760,640	204,143,591	(10,701,844)	647,202,387
Total stocks	$515,442,122	210,270,285	(11,797,970)	713,914,437

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2005 and 2004 were as follows:

	Held less than 12 months		Held 12 months or more		Total
2005	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
Bonds:
U. S. Treasury securities and obligations of U.S. Government corporations and agencies	$237,431,317	(1,456,274)	77,471,600	(606,654)	314,902,917	(2,062,928)
Mortgage-backed securities	330,083,160	(4,677,637)	23,003,301	(562,297)	353,086,461	(5,239,934)
Corporate and other securities	1,325,624,176	(25,081,442)	268,631,220	(11,717,299)	1,594,255,396	(36,798,741)
Total bonds	$1,893,138,653	(31,215,353)	369,106,121	(12,886,250)	2,262,244,774	(44,101,603)
Preferred stocks	$14,121,536	(590,904)	—	—	14,121,536	(590,904)
Common stocks	31,903,117	(10,041,485)	28,413,086	(8,575,336)	60,316,203	(18,616,821)
Total stocks	$46,024,653	(10,632,389)	28,413,086	(8,575,336)	74,437,739	(19,207,725)

	Held less than 12 months		Held 12 months or more		Total
2004	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
Bonds:
U. S. Treasury securities and obligations of U.S. Government corporations and agencies	$76,628,968	(386,023)	12,507,729	(210,657)	89,136,697	(596,680)
Mortgage-backed securities	130,493,606	(2,053,895)	34,148,342	(2,074,487)	164,641,948	(4,128,382)
Corporate and other securities	511,191,032	(6,312,783)	217,979,165	(11,361,817)	729,170,197	(17,674,600)
Total bonds	$718,313,606	(8,752,701)	264,635,236	(13,646,961)	982,948,842	(22,399,662)
Preferred stocks	$9,399,796	(851,095)	727,200	(245,031)	10,126,996	(1,096,126)
Common stocks	27,663,989	(4,978,057)	14,277,713	(5,723,787)	41,941,702	(10,701,844)
Total stocks	$37,063,785	(5,829,152)	15,004,913	(5,968,818)	52,068,698	(11,797,970)

The fair value of all securities was impacted by an upward movement in short to intermediate term interest rates during 2005. The Company believes the unrealized losses are temporary in nature and the principal is not at risk. The Company continues to monitor its equity holdings and believes its equity holdings that are below cost are only temporarily impaired due to market conditions and not permanently impaired. The Company monitors the securities in its portfolios daily and makes a formal review each quarter to identify potential credit deterioration. If it is determined that a security has a decline in value that is not temporary, its cost basis is reduced to its fair market value and the resulting change is recognized as a realized loss. In making the decision to impair a security, the following factors are considered: the extent and duration of the decline (generally if greater than 25% and longer than six months), the reason for the decline (either interest rate or credit related), the Company’s ability and intent to hold the security that will allow for a recovery in value, and the current conditions and near term financial prospects of the issuer.

The scheduled maturity distribution of the bond portfolio at December 31, 2005 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value
Due in one year or less	$271,513,674	272,218,762
Due after one year through five years	1,092,370,699	1,115,062,296
Due after five years through ten years	1,736,487,807	1,774,577,662
Due after ten years	2,180,363,587	2,284,320,300
	5,280,735,767	5,446,179,020
Mortgage-backed securities	828,945,593	836,723,875
	$6,109,681,360	6,282,902,895

As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,459,780 and $5,608,500 at December 31, 2005 and 2004, respectively.

The credit quality of the bond portfolio at December 31, 2005 and 2004 follows. The quality ratings represent NAIC designations.

	2005		2004
	Amortized cost	Percent	Amortized cost	Percent
Class 1 – highest quality	$4,334,845,547	71.0%	$4,163,585,331	71.6%
Class 2 – high quality	1,661,298,698	27.1	1,547,233,211	26.6
Class 3 – medium quality	68,306,932	1.1	55,237,238	0.9
Class 4 – low quality	29,336,457	0.5	29,313,653	0.5
Class 5 – lower quality	12,212,685	0.2	18,013,640	0.3
Class 6 – in or near default	3,681,041	0.1	3,476,905	0.1
	$6,109,681,360	100.0%	$5,816,859,978	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality) and D ratings as Class 6 (in or near default).

(b)                      Common Stocks of Affiliates

The Company’s wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, Consolidation of All Majority-Owned Subsidiaries. A summary of the principal unconsolidated subsidiary’s financial position and operating results, prepared on a statutory basis, follows:

Southern Capital Life Insurance Company – Unaudited

	2005	2004
Total admitted assets	$6,127,736	5,926,560
Total liabilities	$134,252	127,100
Capital stock and surplus	$5,993,484	5,799,460
Net earnings	$194,024	186,365

(c)                       Mortgage Loans

At December 31, 2005 and 2004, the Company’s mortgage loan portfolio consisted of $1,209,449,614 and $1,139,299,749 of first lien mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. At December 31, 2005, approximately 14.7% and 14.0% of the Company’s mortgage loans have underlying collateral located in the states of California and Florida, respectively. The minimum and maximum interest rates of mortgage loans originated during 2005 were 4.40% and 6.17%, compared to 4.50% and 6.30% during 2004, and 5.30% and 6.52% during 2003, respectively. The portfolio consisted of loans with an average loan balance of $2,681,706 at December 31, 2005 compared to $2,595,216 at December 31, 2004. All of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 180 days as of December 31, 2005 and 2004.

(d)                      Net Investment Income

For the years ended December 31, 2005, 2004 and 2003, the sources of investment income of the Company were as follows:

	2005	2004	2003
Bonds	$350,311,075	339,152,775	355,856,290
Preferred and common stocks	15,434,897	18,139,634	8,902,012
Mortgage loans	81,202,313	80,363,255	84,070,754
Policy loans	23,169,913	23,205,586	22,729,664
Short-term investments	5,194,904	2,420,308	1,705,477
Other	16,074,369	17,399,728	25,760,216
Gross investment income	491,387,471	480,681,286	499,024,413
Investment expenses	(14,118,639)	(12,594,525)	(16,256,173)
Net investment income	$477,268,832	468,086,761	482,768,240

Proceeds from sales of bonds during 2005, 2004 and 2003 were $1,054,938,559, $481,960,292 and $969,680,656, respectively. Gross gains of $18,337,468 in 2005, $17,706,634 in 2004 and $43,368,428 in 2003 and gross losses of $29,746,094 in 2005, $19,562,596 in 2004 and $49,068,161 in 2003 were realized on those sales.

Proceeds from sales of common stocks during 2005, 2004 and 2003 were $302,787,229 $172,189,141 and $72,913,160, respectively. Gross gains of $82,968,409 in 2005, $60,992,938 in 2004 and $34,818,702 in 2003 and gross losses of $1,363,300 in 2005, $2,200,710 in 2004 and $5,285,150 in 2003 were realized on those sales.

Proceeds from sales of preferred stocks during 2005, 2004 and 2003 were $34,298,513, $43,443,098 and $43,224,379, respectively. Gross gains of $2,459,191 in 2005, $3,825,000 in 2004 and $4,172,154 in 2003 and gross losses of $3,949,163 in 2005, $887,916 in 2004 and $3,371,686 in 2003 were realized on those sales.

(3)                     Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2% and the 1980 CSO tables assuming interest rates ranging from 4% to 5%. Liabilities for most annuities use the 1971 IAM tables with interest rates ranging from 4 1/2% to 7 1/2%.

As of December 31, 2005 and 2004, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2005	2004
Individual life:
Traditional	$1,977,170,142	1,833,378,112
Universal	1,179,369,485	1,154,631,316
Total individual life	3,156,539,627	2,988,009,428
Group life	5,106,701	4,804,503
Total life	3,161,646,328	2,992,813,931
Annuities:
Individual:
Immediate	71,320,148	73,696,305
Deferred	3,229,358,346	3,130,297,952
Total individual annuities	3,300,678,494	3,203,994,257
Group annuities:
Guaranteed interest contracts	26,557,359	27,223,744
Total annuities	3,327,235,853	3,231,218,001
Individual supplementary contracts with life contingencies	122,551,729	117,376,334

Other	57,602,380	54,343,867

Accident and health:
Active life – Individual	32,041,891	27,389,039
Active life – Group	919,166	783,853
Claim reserve – Individual	10,376,882	9,739,146
Claim reserve – Group	5,520,244	4,869,734
Total accident and health aggregate reserves	48,858,183	42,781,772
Supplementary contracts without life contingencies	25,015,888	24,965,347
Total aggregate reserves	$6,742,910,361	6,463,499,252

(4)                     Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2005	2004	2003
Balance January 1	$30,487,696	26,532,028	22,145,704
Less reinsurance recoverables	13,858,533	9,050,278	9,691,130
Net balance January 1	16,629,163	17,481,750	12,454,574
Incurred related to:
Current year	8,357,866	9,050,750	9,723,129
Prior year	(1,077,587)	(3,397,447)	1,760,940
Total incurred	7,280,279	5,653,303	11,484,069
Paid related to:
Current year	3,267,613	3,329,362	3,168,997
Prior year	3,324,772	3,176,528	3,287,896
Total paid	6,592,385	6,505,890	6,456,893
Net balance December 31	17,317,057	16,629,163	17,481,750
Plus reinsurance recoverables	16,390,337	13,858,533	9,050,278
Balance December 31	$33,707,394	30,487,696	26,532,028

(5)                     Securities Sold Under Repurchase Agreements

The Company had no securities sold under repurchase agreements at December 31, 2005. At December 31, 2004, the carrying values of securities sold under repurchase agreements, all of which had a contractual maturity of January 3, 2005, were $55,785,750. The weighted average interest rate for these repurchase agreements was 2.40% at December 31, 2004. Specific U. S. Treasury and other U. S. Government agencies securities with statement values of $52,039,070 at December 31, 2004, collateralized the repurchase agreements. The fair value of this collateral approximated $55,769,000 at December 31, 2004.

(6)                     Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Significantly all of these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2005, 2004 and 2003, such fees aggregated $17,319,604, $14,547,312 and $13,698,963, respectively, and are included in general insurance expenses in the statutory statements of earnings. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.

The Company has entered into Sponsorship Agreements with each of the State Farm Bureaus of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas and Virginia. The agreements call for payment of the sum of $1,000,000 to each of the State Farm Bureaus, payable in periodic payments for 10 years beginning in 2005. The agreements provide the Company with the right to sponsor one or more mutually agreeable Farm Bureau events or programs for a period of 10 years beginning in 2005. The total liability at December 31, 2005 and 2004 was $6,952,195 and $7,537,626, respectively, which is the present value of the future stream of payments discounted at an appropriate rate of interest.

Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately $25,000 in 2005, 2004 and 2003. As discussed in note 1(l), federal income taxes are allocated to the Company’s subsidiaries as if they filed a separate return.

At December 31, 2005 and 2004, amounts due from (to) subsidiaries and other affiliates consisted of the following:

	2005	2004
Southern Capital Life Insurance Company	$131,537	126,251
Southern Farm Bureau Fund Distributor, Inc.	87,005	18,451
State and County Farm Bureaus	(9,986,152)	(12,106,854)
	$(9,767,610)	(11,962,152)

(7)                     Notes Payable

Notes payable at December 31, 2005 and 2004 consist of the following:

	2005	2004
Non-interest bearing note maturing October 1, 2009; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXV, L.P.	$10,770,808	—
Non-interest bearing note maturing July 1, 2008; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXIV, L.P.	10,279,661	—
Non-interest bearing note maturing October 1, 2007; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXII, L.P.	15,992,577	15,992,576
Non-interest bearing note maturing September 30, 2006; secured by limited partnership interest in American Tax Credit Corporate Fund XIX, L.P.	2,858,000	4,421,000
Promissory note with an effective interest rate of 4.75%, maturing October 15, 2006; secured by Plaintiff’s Shareholder Corporation	1,163,133	1,100,000
Note payable with an effective interest rate of 4.84%, maturing October 3, 2005; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XVIII, L.P.	—	11,444,316
Non-interest bearing note maturing April 1, 2006; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XIX, L.P.	683,634	6,952,806
Note payable with an effective interest rate of 8.68%, maturing May 31, 2005; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XV, L.P.	—	6,342,353
Non-interest bearing note due on demand; secured by limited partnership interest in SSM Venture Partners II, L.P.	—	1,000,000
	$41,747,813	47,253,051

The aggregate maturities of notes payable for each of the years subsequent to December 31, 2005 are as follows:

Year ending December 31:
2006	$22,190,541
2007	10,895,752
2008	7,322,001
2009	1,339,519
$41,747,813

(8)                     Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.

(a)                      Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.

The actuarial present value of accumulated plan benefits, as determined by consulting actuaries (computed using the assumptions below) and the net assets available for benefits as of December 31, 2005 and 2004 follows:

	2005	2004
Change in plan assets:
Fair value of assets at January 1	$47,316,369	41,905,813
Actual return on plan assets	3,270,167	2,837,279
Employer contributions	6,177,093	5,500,000
Net assets transferred	(32,958)	—
Benefits paid	(1,292,459)	(2,926,723)
Fair value of plan assets at December 31	$55,438,212	47,316,369

Change in project benefit obligation:
Benefit obligation at January 1	$62,438,009	55,756,018
Service cost	4,003,962	3,645,041
Interest cost	3,699,500	3,426,032
Actuarial loss	3,056,294	2,537,641
Net liabilities transferred	(32,958)	—
Benefits paid	(1,292,459)	(2,926,723)
Benefit obligation at December 31	$71,872,348	62,438,009

Funded status:
Funded status	$(16,434,136)	(15,121,640)
Unrecognized transition liability	3,257,295	3,474,448
Unrecognized prior service cost	366,969	400,330
Unrecognized actuarial loss	16,682,103	13,966,307
Prepaid benefit cost (nonadmitted)	$3,872,231	2,719,445

The accumulated benefit obligation for the pension plan was $45,639,106 and $38,548,309 at December 31, 2005 and 2004, respectively.

The projected benefit obligation for nonvested employees at December 31, 2005 and 2004 was $314,943 and $249,607, respectively.

The project unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2005, 2004 and 2003 were:

	2005	2004	2003
Components of pension cost:
Service cost	$4,037,323	3,678,402	3,251,159
Interest cost	3,699,500	3,426,032	3,518,601
Expected return on plan assets	(3,523,708)	(3,099,595)	(3,014,338)
Amortization of transition obligation liability	217,153	217,153	217,153
Recognized actuarial loss	594,039	430,058	504,288
Net periodic benefit cost	$5,024,307	4,652,050	4,476,863

	2005	2004	2003
Actuarial assumptions as of December 31:
Discount rate	5.75%	6.00%	6.25%
Expected return on plan assets	7.25%	7.50%	7.50%
Rate of compensation increase	Graded;	Graded;	Graded;
	4.0% – 11.5%	4.0% – 11.5%	4.0% – 11.5%
Mortality table	RP2000	1983 GAM	1983 GAM
Post retirement lump/sum annuity purchase assumptions	5.75% and	6.0% and	6.0% and
	1994 GAR	1994 GAR	1994 GAR

Plan Assets

The Company’s retirement plan weighted-average asset allocation at December 31 was:

	2005	2004
Asset category: Group Deposit Administration Contract (DA-111)	100%	100%

The Company’s investment policy and strategy for the retirement plan focuses on preservation of principal with very limited exposure to market volatility. This goal has been accomplished through a group deposit administration contract. The Group Deposit Administration Contract (DA-111) issued on July 1, 1996 by the Company is a guaranteed benefit contract. The guaranteed minimum interest rate is 4%. Interest is credited to the deposit fund each year. Each contract year, the Company declares an interest rate in advance which will apply to the outstanding balance of the deposit fund and to new deposits. The rate declared by the Company will apply for the entire contract year and will be determined by the same method for all contracts of the same class. Any rate declared will not be less than the guaranteed minimum interest rate.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary from Hewitt Associates. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. The Company’s overall expected rate of return on assets is 7.25%. Historical performance is reviewed and consideration is given to anticipated future long-term economic trends. Over the past ten years, the actual credited rate has varied from 6.75% to 8.55% with an arithmetic average of 7.72%. Each year the Pension Committee meets with Hewitt Associates to review all actuarial assumptions.

Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2006, the Company’s recommended contribution is expected to be approximately $5,566,000. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

Projected Benefit Payments

The following fiscal year retirement plan benefit payments, which reflect expected future service, are expected to be paid:

Projected Benefit Payments
Year:
2006	$1,895,186
2007	3,290,362
2008	3,678,951
2009	3,742,108
2010	4,354,236
2011 – 2015	36,943,127

(b)                      Defined Contribution Plan

Participants may contribute up to thirteen percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent of each participant’s compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $882,062, $910,432 and $943,044, in 2005, 2004 and 2003, respectively.

(c)                       Postretirement Benefit Plan

The actuarial and recorded liability for the Company’s postretirement benefit plan, none of which has been funded, is $9,800,992 and $8,430,947 at December 31, 2005 and 2004, respectively.

Postretirement benefit expense of $1,599,584, $962,457 and $1,190,490, is reflected as a component of general insurance expenses in the 2005, 2004 and 2003 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% in 2005 and 6.0% in 2004. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 10.0% and 12.0% for employees under 65 and for those over 65, respectively, in 2005 and 10.0% and 12.0% for employees under 65 and for those over 65, respectively, in 2004. The rate is graded down each year to an ultimate rate of 5.5% in 2010 for employees under 65 and 5.5% in 2012 for those over 65. If the healthcare cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2005, would be increased by 11.0%.

(9)                     Federal Income Taxes

The net deferred tax asset at December 31, 2005, and the change from the prior year are comprised of the following components:

	2005	2004	Change
Total gross deferred tax assets	$209,081,408	205,313,773	3,767,635
Total deferred tax liabilities	(118,716,851)	(117,902,235)	(814,616)
Net deferred tax asset	90,364,557	87,411,538	2,953,019
Deferred tax assets nonadmitted	(59,992,827)	(60,447,881)	455,054
Admitted deferred tax asset	$30,371,730	26,963,657	3,408,073

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2005	2004	Change
Net deferred tax asset	$90,364,557	87,411,538	2,953,019
Tax effect of unrealized gains or losses	(63,692,961)	(67,704,611)	4,011,650
Net tax effect without unrealized gains and losses	$154,057,518	155,116,149	(1,058,631)
Change in net deferred income taxes			$(1,058,631)

The main components of deferred taxes as of December 31, 2005 and 2004 are as follows:

	2005	2004
Deferred tax assets:
Life reserves	$104,896,015	106,727,598
Deferred acquisition cost	57,090,299	54,832,856
Partnerships	5,526,194	1,278,530
Policyholder dividends	13,599,242	13,851,391
Other employee benefits	12,336,531	11,569,571
Asset impairments	13,441,753	14,193,627
Fixed assets	126,122	809,043
Other	2,065,252	2,051,157
Total deferred tax assets	209,081,408	205,313,773
Nonadmitted deferred tax assets	(59,992,827)	(60,447,881)
Admitted deferred tax assets	149,088,581	144,865,892
Deferred tax liabilities:
Premiums deferred and uncollected	(45,722,341)	(41,432,126)
Accrual of discount on bonds	(3,878,150)	(3,731,973)
Asset conversions	(1,946,190)	(1,747,296)
Difference in statutory and tax accumulated depreciation	(2,005,448)	(2,245,331)
Unrealized investment gains	(63,692,961)	(67,704,611)
Other	(1,471,761)	(1,040,898)
Total deferred tax liabilities	(118,716,851)	(117,902,235)
Net admitted deferred tax asset	$30,371,730	26,963,657

As of December 31, 2005, there were no operating loss or tax credit carryforwards available for tax purposes.

The amount of Federal income taxes incurred that is available for recoupment in the event of future net losses is $60,300,000 for 2005, $77,300,000 for 2004 and $46,700,000 for 2003.

The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2005, 2004 and 2003 to earnings before federal income taxes follow:

	2005		2004		2003
	Amount	Percent	Amount	Percent	Amount	Percent
Current income taxes incurred:
Operations	$32,060,280	13.3%	$30,885,151	14.7%	$56,054,185	34.8%
Realized investment gains (losses)	23,866,119	9.9	36,990,245	17.6	(4,089,198)	(2.5)
Current income taxes incurred	55,926,399	23.2	67,875,396	32.3	51,964,987	32.3
Change in deferred income tax (without tax on unrealized gains and losses)	1,058,631	0.4	(12,135,716)	(5.8)	(15,524,055)	(9.7)

Total income tax reported	$56,985,030	23.6%	$55,739,680	26.5%	$36,440,932	22.6%
Income taxes computed at statutory rate	$84,439,883	35.0%	$73,620,427	35.0%	$56,354,180	35.0%
Dividends received deduction	(2,234,115)	(0.9)	(2,489,001)	(1.2)	(1,290,961)	(0.8)
Nondeductible expenses	1,342,947	0.5	2,795,997	1.3	1,794,060	1.1
Tax-exempt income	(26,276)	—	(35,722)	—	(85,929)	(0.1)
Tax adjustment for interest maintenance reserve	613,635	0.3	397,169	0.2	385,102	0.2
Adjustment of prior year’s income taxes	(3,127,093)	(1.3)	(9,400,973)	(4.5)	(1,007,663)	(0.6)
Tax credits	(13,317,426)	(5.5)	(11,570,575)	(5.5)	(8,835,707)	(5.5)
Partnership and other adjustments	(10,706,525)	(4.5)	2,422,358	1.2	(10,872,150)	(6.7)
	$56,985,030	23.6%	$55,739,680	26.5%	$36,440,932	22.6%

As of December 31, 2005, the Company had a balance of $2,659,778 in its policyholder surplus account under provisions of the Internal Revenue Code. If required to be included in taxable income, taxes of approximately $931,000 would be recorded.

(10)              Commitments and Contingencies

(a)                      Litigation

The Company and other parties are involved in various litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)       Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $537,761, $172,104 and $154,285, to various state guaranty associations during 2005, 2004 and 2003, respectively. The Company has recorded a liability related to guaranty fund assessments of $3,048,000 and $3,302,000 at December 31, 2005 and 2004, respectively.

(c)        Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $3,251,000 in 2005, $2,777,000 in 2004 and $2,852,000 in 2003. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2005 are not significant.

(d)       Loan and Equity Commitments

The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $198,548,000 at December 31, 2005.

(11)              Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

A summary of reinsurance activity, all with unrelated parties, follows:

	2005	2004	2003
At December 31:
Ceded life insurance in force	$7,566,192,730	7,113,332,682	5,946,413,768
Reserve credits	113,930,426	93,149,860	78,834,757

For the year ended December 31:
Net premiums ceded	$48,999,938	44,129,029	40,334,533
Claims ceded	19,854,680	21,313,139	16,391,652

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12)              Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2005 and 2004.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.

The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2005 was $1,290,383,991.

(13)              Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $22,841,923 in 2005, $16,974,202 in 2004 and $8,880,674 in 2003. Reserves for separate accounts with the assets at fair value were $81,988,235 and $59,987,133 at December 31, 2005 and 2004, respectively.

(14)              Fair Values of Financial Instruments

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

The carrying amounts of cash, cash equivalents, short-term investments, accounts receivable, securities sold under repurchase agreements and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

The carrying amounts and fair values of the Company’s debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company’s investments in mortgage and other loans and notes payable at December 31, 2005 and 2004 follow:

	2005		2004
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Commercial mortgages	$1,208,909,857	1,266,610,558	1,138,700,488	1,246,212,000
Residential mortgages	539,757	525,617	599,261	592,000
Other loans	—	—	122,466	122,000
	$1,209,449,614	1,267,136,175	1,139,422,215	1,246,926,000
Notes payable	$41,747,813	41,747,813	47,253,051	47,253,051

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate accounts assets.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 6.75%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

As of and for the year ended December 31, 2005

Investment income earned:
U. S. Government bonds	$12,270,242
Other bonds (unaffiliated)	338,040,833
Preferred and common stocks	15,434,897
Mortgage loans	81,202,313
Real estate	3,156,372
Premium notes, policy loans and liens	23,169,913
Short-term investments	5,194,904
Other invested assets	14,181,102
Aggregate write-ins for investment income	490,137
Amortization of interest maintenance reserve	(1,753,243)
Gross investment income	$491,387,470
Real estate owned – book value less encumbrances	$15,302,647

Mortgage loans – book value:
Farm mortgages	$—
Residential mortgages	539,757
Commercial mortgages	1,208,909,857
Total mortgage loans	$1,209,449,614
Mortgage loans by standing – book value:
Good standing	$1,209,449,614
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

Other long-term assets – statement value	$347,009,646

Collateral loans	$—

Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	14,519,296

Bonds and short-term investments by class and maturity:
Due within one year or less	$784,478,720
Over 1 year through 5 years	1,580,460,117
Over 5 years through 10 years	1,878,651,805
Over 10 years through 20 years	1,377,909,473
Over 20 years	805,170,282
$6,426,670,397

Bonds and short-term investments by class – statement value:
Class 1	$4,651,706,471
Class 2	1,660,966,089
Class 3	68,306,932
Class 4	29,797,179
Class 5	12,212,685
Class 6	3,681,041
Total by class	$6,426,670,397
Total bonds and short-term investments publicly traded	$5,542,808,379
Total bonds and short-term investments privately placed	$883,862,018
Preferred stocks – statement value	$64,360,555
Common stocks (unaffiliated) – fair value	$493,203,463
Short-term investments – book value	$227,573,487
Options, caps and floors owned – statement value	$—
Options, caps and floors written and in force – statement value	$—
Collar, swap and forward agreements open – statement value	$—
Futures contracts open – current value	$—
Cash on deposit	$87,131,918

Life insurance in force:
Industrial	$—
Ordinary	75,604,293,000
Credit life	—
Group life	1,766,011,000

Amount of accidental death insurance in force under ordinary policies	$1,929,721,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	16,990,281,000
Credit life	—
Group life	1,736,675,000

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,119,610
Income payable	2,901,745

Ordinary – involving life contingencies:
Income payable	$14,114,663
Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group – involving life contingencies:
Income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$11,112,155
Deferred – fully paid account balance	967,047,158
Deferred – not fully paid – account balance	2,311,013,108

Group:
Amount of income payable	$1,550,867
Fully paid account balance	—
Not fully paid – account balance	25,199,248

Accident and health insurance – premiums in force:
Ordinary	$36,566,570
Group	18,486,437
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$437,054,365
Dividend accumulations – account balance	304,447,427

Claim payments 2005:
Group accident and health – year ended December 31, 2005:
2005	$2,141,000
2004	480,000
2003	24,000
2002	52,000
2001	88,000
Prior	216,000

Other accident and health – year ended December 31, 2005:
2005	$1,127,000
2004	885,000
2003	418,000
2002	241,000
2001	204,000
Prior	717,000

See accompanying report of independent registered public accounting firm.

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2005

(In thousands)

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Bonds:
US Treasury securities	$257,587	2.886%	$257,587	2.886%
US government agency obligations:
Issued by US government agencies	—	—	—	—
Issued by US government-sponsored agencies	401,061	4.493%	401,061	4.493%
Foreign government	18,860	0.211%	18,860	0.211%
Securities issued by states, territories and possessions and political subdivisions in the US:
US States and territories general obligations	—	—	—	—
Political subdivisions of US states, territories and possessions general obligations	—	—	—	—
Revenue and assessment obligations	—	—	—	—
Industrial development bonds and similar obligations	143,249	1.605%	143,249	1.605%
Mortgage-backed securities:
Pass-through securities:
Guaranteed by GNMA	12,960	0.145%	12,960	0.145%
Issued by FNMA and FHLMC	151,636	1.699%	151,636	1.699%
Other pass-through securities	—	—	—	—
Other mortgage-backed securities:
Issued by FNMA, FHLMC or GNMA	663,578	7.435%	663,578	7.435%
Other mortgage-backed securities collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	771	0.008%	771	0.008%
All other mortgage-backed securities	—	—	—	—

Other debt securities (excluding short-term):
Unaffiliated domestic securities	4,131,666	46.291%	4,131,666	46.291%
Unaffiliated foreign securities	328,313	3.678%	328,313	3.678%
Affiliated securities	—	—	—	—

Equity interests:
Investments in mutual funds	128,363	1.438%	128,363	1.438%
Preferred stocks:
Affiliated	—	—	—	—
Unaffiliated	64,361	0.721%	64,361	0.721%

Publicly traded equity securities:
Affiliated	—	—	—	—
Unaffiliated	337,861	3.785%	337,861	3.785%

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Other equity securities:
Affiliated	14,519	0.163%	14,519	0.163%
Unaffiliated	27,466	0.308%	27,466	0.308%
Tangible personal property under leases:
Affiliated	—	—	—	—
Unaffiliated	—	—	—	—

Mortgage loans:
Construction and land development	—	—	—	—
Agricultural	—	—	—	—
Single family residential properties	540	0.006%	540	0.006%
Multifamily residential properties	1,228	0.014%	1,228	0.014%
Commercial loans	1,207,682	13.531%	1,207,682	13.531%

Real estate investments:
Property occupied by company	14,452	0.162%	14,452	0.162%
Property held for the production of income	—	—	—	—
Property held for sale	851	0.010%	851	0.010%

Policy loans	351,941	3.943%	351,941	3.943%

Receivable for securities	4,817	0.054%	4,817	0.054%

Cash and short-term investments	314,705	3.526%	314,705	3.526%

Other invested assets	347,010	3.888%	347,010	3.888%
	$8,925,477	100.000%	$8,925,477	100.000%

See accompanying report of independent registered public accounting firm.

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2005

(In thousands)

1)	Total admitted assets (excluding separate account assets:)	$9,182,382

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Investment Category	Amount	Percentage
FPA Paramount Fund	Mutual Funds – Common Stocks	$85,240	0.9%
Southern Power Company	Industrial, Misc. – Issuer Obligations	52,692	0.6%
Southwestern Electric Power Company	Public Utility – Issuer Obligations	52,641	0.6%
Virginia Electric & Power	Industrial, Misc. – Issuer Obligations	44,778	0.5%
Union Pacific Corp	Industrial, Misc. – Issuer Obligations	44,547	0.5%
LB — UBS	Industrial, Misc. – Issuer Obligations	42,916	0.5%
Fedex Corp.	Industrial, Misc. – Issuer Obligations	40,124	0.4%
Entergy Miss Inc.	Public Utility – Issuer Obligations	39,345	0.4%
Coca Cola HBC Finance	Industrial, Misc. – Issuer Obligations	39,321	0.4%
Northern Natural Gas	Industrial, Misc. – Issuer Obligations	37,897	0.4%

3)     Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage
NAIC-1	$4,651,706	50.7%
NAIC-2	1,660,966	18.1%
NAIC-3	68,307	0.7%
NAIC-4	29,797	0.3%
NAIC-5	12,213	0.1%
NAIC-6	3,681	0.0%

Stocks	Amount	Percentage
P/RP-1	$35,850	0.4%
P/RP-2	21,480	0.2%
P/RP-3	1,407	0.0%
P/RP-4	3,778	0.0%
P/RP-5	1,845	0.0%
P/RP-6	—	0.0%

4)     Admitted assets held in foreign investments and unhedged foreign currency exposure:

Foreign-currency denominated investments of:	$—
Foreign-currency denominated supporting insurance liabilities of:	—
Excluding Canadian investments and currency exposure of:	—

5)     Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	0.0%
Countries rated by NAIC-2	—	0.0%
Countries rated by NAIC-3 or below	—	0.0%

6)     Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating: None

7)     Aggregate unhedged foreign currency exposure: None

8)     Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating: None

9)              Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: None

10)   Ten largest nonsovereign foreign issues: None

11)   Assets held in Canadian investments comprise less than 2.5% of the Company’s total admitted assets.

12)        Assets held in investments with contractual sales restrictions comprised less than 2.5% of the Company’s total admitted assets.

13)   Ten largest equity interests:

Issuer	Investment Category	Amount	Percentage
FPA Paramount Fund	Mutual Funds – Common Stocks	$85,240	0.9%
Ensco International	Industrial, Misc. – Common Stocks	30,106	0.3%
Charming Shoppes	Industrial, Misc. – Common Stocks	27,615	0.3%
Avnet, Inc.	Industrial, Misc. – Common Stocks	22,934	0.3%
Patterson Utility Energy	Industrial, Misc. – Common Stocks	21,757	0.2%
Michaels Stores Common Stock	Industrial, Misc. – Common Stocks	20,080	0.2%
Trinity Industries	Industrial, Misc. – Common Stocks	19,497	0.2%
Rosetta Resources, Inc.	Industrial, Misc. – Common Stocks	18,295	0.2%
FPA Capital Fund	Industrial, Misc. – Common Stocks	17,616	0.2%
Reebok	Industrial, Misc. – Common Stocks	16,031	0.2%

14) Assets held in nonaffiliated, privately placed equities comprised less than 2.5% of the Company’s total admitted assets.

15) Assets held in general partnership interests comprised less than 2.5% of the Company’s total admitted assets.

16) Ten largest aggregate mortgage interests:

Issuer	Investment Category	Amount	Percentage
Oakwood Office Building	Commercial	14,103	0.2%
100 Calhoun Street Office Building	Commercial	11,750	0.1%
New Frontier Mobile Home Park	Commercial	9,751	0.1%
Fair Oaks Medical Plaza	Commercial	9,622	0.1%
Doral Village Mobile Home Park	Commercial	9,567	0.1%
Park Center II	Commercial	9,361	0.1%
Square D Industrial	Commercial	9,200	0.1%
Wal-Mart Superstore	Commercial	9,177	0.1%
Butterfield Trails Portfolio	Commercial	8,401	0.1%
Vista Verde Apartments	Commercial	8,382	0.1%

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

	Loans
Construction loans	$—	0.0%
Mortgage loans over 90 days past due	—	0.0%
Mortgage loans in the process of foreclosure	—	0.0%
Mortgage loans foreclosed	—	0.0%
Restructured mortgage loans	—	0.0%

17)    Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	—	0.0%	—	0.0%	—	0.0%
81% to 90%	—	0.0%	—	0.0%	—	0.0%
71% to 80%	—	0.0%	87,236	0.9%	—	0.0%
below 70%	540	0.0%	1,121,674	12.2%	—	0.0%

18)    There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)   Total admitted assets subject to the following types of agreements:

	At Year-end		At End of Each Quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr

Securities lending	$—	0.0%	$—	—	—
Repurchase	—	0.0%	—	—	—
Reverse repurchase	—	0.0%	11,795	—	44,001
Dollar repurchase	—	0.0%	—	—	—
Dollar reverse repurchase	—	0.0%	—	—	—

20)   Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	0.0%	$—	0.0%
Income generation	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

21) Potential exposure for collars, swaps and forwards:

			At End of Each Quarter
	At Year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	0.0%	$—	$—	$—
Income generation	—	0.0%	—	—	—
Replications	—	0.0%	—	—	—
Other	—	0.0%	—	—	—

22)   Potential exposure for futures contracts:

			At End of Each Quarter
	At Year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	0.0%	$—	$—	$—
Income generation	—	0.0%	—	—	—
Replications	—	0.0%	—	—	—
Other	—	0.0%	—	—	—

See accompanying report of independent registered public accounting firm.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule 4

Summary of Investments – Other than Investments in Related Parties

December 31, 2005

(In thousands)

	Cost or		As shown on
	amortized		the Balance
	cost	Fair value	Sheet
Bonds:
United States Government and government agencies and authorities	$658,648	683,020	658,648
Public utilities	907,507	924,805	907,507
Mortgage-backed securities	828,946	836,724	828,946
All other corporate bonds	3,714,580	3,838,354	3,714,580
Total bonds	6,109,681	6,282,903	6,109,681
Equity securities:
Common stocks (1)
Public utilities	503	486	486
Banks, trusts, and insurance companies	15,988	25,805	25,805
Industrial, miscellaneous and all other	293,500	467,398	467,398
Nonredeemable preferred stocks	64,361	70,551	64,361
Total equity securities	374,352	564,240	558,050
Mortgage loans on real estate	1,209,450	N/D	1,209,450
Real estate:
Home office property	14,451	N/D	14,451
Real estate held for sale	851	N/D	851
Policy loans	351,941	N/D	351,941
Partnership interests	347,010	N/D	347,010
Short-term investments and cash	314,705	314,705	314,705
Receivable for securities	4,817	4,817	4,817
Total investments	$8,727,258	N/A	8,910,956

(1) Investment in common stocks does not include the Company’s investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $8,284, respectively.

N/D — not determined

N/A — not applicable

See accompanying report of independent registered public accounting firm.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule 5

Supplementary Insurance Information

(In thousands)

	As of December 31				For the years ended December 31
		Future policy						Amortization
	Deferred	benefits,		Other policy			Benefits,	of deferred
	policy	losses, claims		claims and		Net	claims, losses	policy	Other
	acquisition	and settlement	Unearned	benefits	Premium	investment	and settlement	acquisition	operating
Segment	costs	expenses	premiums	payable	revenue (1)	income	expenses	costs	expenses (2)
2005:
Life insurance	$—	3,359,057	914	387,889	477,485	237,617	416,719	—	139,916
Accident and health insurance	—	48,858	96	1,420	27,381	2,894	12,062	—	13,088
Annuity	—	3,334,995	—	20	225,767	236,758	378,023	—	27,456
Property and liability insurance	—	—	—	—	—	—	—	—	—
	$—	6,742,910	1,010	389,329	730,633	477,269	806,804	—	180,460
2004:
Life insurance	$—	3,181,064	1,082	387,110	462,866	239,475	405,954	—	148,018
Accident and health insurance	—	42,782	248	2,020	27,460	2,815	8,100	—	12,791
Annuity	—	3,239,653	—	38	268,921	225,797	411,635	—	27,852
Property and liability insurance	—	—	—	—	—	—	—	—	—
	$—	6,463,499	1,330	389,168	759,247	468,087	825,689	—	188,661
2003:
Life insurance					$426,046	247,601	377,783	—	143,568
Accident and health insurance					22,047	2,739	15,334	—	10,871
Annuity					524,707	232,428	651,732	—	36,017
Property and liability insurance					—	—	—	—	—
					$972,800	482,768	1,044,849	—	190,456

(1)	Life insurance premium revenue includes supplementary contracts and dividend accumulations.
(2)	Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.

See accompanying report of independent registered public accounting firm.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule 6

Reinsurance

For the years ended December 31, 2005, 2004 and 2003

(In thousands)

	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percentage of amount assumed to net
2005:
Life insurance in force	$77,370,304	7,566,193	—	69,804,111	—
Premiums:
Life insurance	$478,020	12,755	—	465,265	—
Accident and health insurance	64,713	37,333	—	27,380	—
Annuity	234,981	9,335	—	225,646	—
Property and liability insurance	—	—	—	—	—
Total premiums	$777,714	59,423	—	718,291	—
2004:
Life insurance in force	$71,102,425	7,113,333	—	63,989,092	—
Premiums:
Life insurance	$464,703	13,208	—	451,495	—
Accident and health insurance	60,137	32,708	—	27,429	—
Annuity	277,804	8,966	—	268,838	—
Property and liability insurance	—	—	—	—	—
Total premiums	$802,644	54,882	—	747,762	—
2003:
Life insurance in force	$64,862,572	5,946,413	—	58,916,159	—
Premiums:
Life insurance	$428,152	12,191	—	415,961	—
Accident and health insurance	53,250	31,311	—	21,939	—
Annuity	529,862	5,236	—	524,626	—
Property and liability insurance	—	—	—	—	—
Total premiums	$1,011,264	48,738	—	962,526	—

See accompanying report of independent registered public accounting firm.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)          Financial Statements(8)

All required financial statements are included in Part B.

(b)         Exhibits

(1)          Certified resolution of the board of directors of Southern Farm Bureau Life Insurance Company (the “Company”) establishing Southern Farm Bureau Life Variable Account (the “Account”).(1)

(2)          Not Applicable.

(3)          Underwriting Agreement.(2)

(a)   Amendment to Underwriting Agreement(4)

(4)          Contract Form.(1)

(5)          Form of Contract Application.(1)

(6)          (a)  Articles of Incorporation of the Company.(1)

(b)  By-Laws of the Company.(1)

(7)          Not Applicable.

(8)          (a)  Participation Agreement relating to Fidelity Variable Insurance Products Fund.(2)

(a)(1) Amendment to Participation Agreement(4)(8)

(b)  Participation Agreement relating to Fidelity Variable Insurance Products Fund II.(2)

(b)(1) Amendment to Participation Agreement(4)(8)

(c) Participation Agreement relating to Fidelity Variable Insurance Products Fund III.(2)

(c)(1) Amendment to Participation Agreement(4)(8)

(d) Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc.(2)

(d)(1) Amendment to Participation Agreement(4)(8)

(e) Form of Administrative Services Agreement.(2)

(9)          Opinion and Consent of Joseph A. Purvis, Esquire.(8)

(10)    (a) Consent of Jorden Burt LLP.(8)

(b) Consent of KPMG LLP.(8)

(c) Opinion and Consent of Kenneth P. Johnston, FSA, MAAA, Vice President, Product Development.(8)

(d) Consent of Ernst & Young LLP.(8)

(11)    Not Applicable.

(12)    Not Applicable.

(13)    Not Applicable.

(14)    Powers of Attorney.(1)(3)(5)(6)(7)(8)

(a) Power of Attorney for Mark Edwin Haney(8)

(b) Power of Attorney for Kenneth Dierschke(8)

(c) Power of Attorney for Kenneth M. Middleton, II(8)

(d) Power of Attorney for Rick Roth(8)

(1)          Incorporated herein by reference to the Initial Filing of this Form N-4 Registration Statement (File Nos. 333-79865; 811-9371) filed with the Securities and Exchange Commission on June 3, 1999.

(2)          Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-79865) filed with the Securities and Exchange Commission on October 12, 1999.

(3)          Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-79865) filed with the Securities and Exchange Commission on May 1, 2000.

(4)          Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on January 25, 2002.

(5)          Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-79865) filed with the Securities and Exchange Commission on May 1, 2003.

(6)          Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-79865) filed with the Securities and Exchange Commission on April 30, 2004.

(7)          Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-79865) filed with the Securities and Exchange Commission on February 25, 2005.

(8)          Filed herein.

Item 25. Directors and Officers of the Company

Name	Title
Ronald R. Anderson	Director
Lloyd Arthur	Director
Donald Childs	Director
Marshall Coyle	Director
Kenneth Dierschke	Director
Ben Gramling, II	Director
Bruce Hiatt	Director
Randy Veach	Director
Kenneth M. Middleton	Director
Bryan Mitchell	Director
Mark Edwin Haney	Director
Wayne F. Pryor	Director
Stanley E. Reed	Director
Rick Roth	Director
David Waide	Director
David M. Winkles, Jr.	Director
Larry B. Wooten	Director
J. M. Wright, Jr.	Director
Carl B. Loop, Jr.	Chairman of the Board and President
Wayne Dollar	First Vice President and Director
J. Joseph Stroble	Executive Vice President, Chief Executive Officer
Laurence E. Favreau	Senior Vice President, Chief Financial Officer
Gino Gianfrancesco	Senior Vice President, Marketing
Randy Johns	Senior Vice President, Policy Administration and Assistant Secretary
Sherrell Ballard	Vice President, Information Systems
Denny Blaylock	Vice President, Underwriting

Name	Title
David N. Duddleston, M.D.	Vice President, Medical Director
Rick Fielding	Vice President, Chief Actuary
Philip R. Hogue	Vice President, Realty Investments
Kenneth P. Johnston	Vice President, Product Development
Richard D. McClure	Vice President, Claims
Walt Olson	Vice President, Chief Investment Officer
Joseph A. Purvis	Senior Vice President, General Counsel and Secretary
E. J. “Bubby” Trosclair	Vice President, Agency
Robert E. Ward, Jr.	Vice President, Controller
Billy Sims	Vice President, Human Resources
Glen Castle	Vice President, Group, Pension and Variable Product Administration
Perry McGaugh	Vice President, Legal

*                 The principal business address of all of the persons listed above is 1401 Livingston Lane, Jackson, Mississippi 39213.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Arkansas Farm Bureau Investment Corporation, Florida Farm Bureau Holding Corporation, Georgia Farm Bureau Federation Holding Co. Inc., Kentucky Farm Bureau Investment Corporation, Louisiana Farm Bureau Investment Corporation, Mississippi Farm Bureau Investment Corporation, North Carolina Farm Bureau Investment Corporation, South Carolina Farm Bureau Investment Corporation, Texas Farm Bureau Investment Corporation and Virginia Farm Bureau Holding Corporation. The Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

Name	Jurisdiction	Percent Of Voting Securities Owned
Arkansas Farm Bureau Investment Corporation	Arkansas	Controlling interest owned by Arkansas Farm Bureau Federation
Florida Farm Bureau Holding Corporation	Florida	Controlling interest owned by Florida Farm Bureau Federation
Georgia Farm Bureau Federation Holding Co., Inc.	Georgia	Controlling interest owned by Georgia Farm Bureau Federation
Kentucky Farm Bureau Investment Corporation	Kentucky	Controlling Interest owned by Kentucky Farm Bureau Federation
Louisiana Farm Bureau Investment Corporation	Louisiana	Controlling Interest owned by Louisiana Farm Bureau Federation
Mississippi Farm Bureau Investment Corporation	Mississippi	Controlling Interest Owned by Mississippi Farm Bureau Federation
North Carolina Farm Bureau Investment Corporation	North Carolina	Controlling Interest Owned by North Carolina Farm Bureau Federation
South Carolina Farm Bureau Investment Corporation	South Carolina	Controlling Interest Owned by South Carolina Farm Bureau Federation

Name	Jurisdiction	Percent Of Voting Securities Owned
Texas Farm Bureau Investment Corporation	Texas	Controlling Interest Owned by Texas Farm Bureau
Virginia Farm Bureau Holding Corporation	Virginia	Controlling Interest Owned by Virginia Farm Bureau Federation
Southern Farm Bureau Life Insurance Company	Mississippi	10% of voting securities owned by each of the following:
- Arkansas Farm Bureau Investment Corporation
- Florida Farm Bureau Holding Corporation
- Georgia Farm Bureau Federation Holding Co., Inc.
- Kentucky Farm Bureau Investment Corporation
- Louisiana Farm Bureau Investment Corporation
- Mississippi Farm Bureau Investment Corporation
- North Carolina Farm Bureau Investment Corporation
- South Carolina Farm Bureau Investment Corporation
- Texas Farm Bureau Investment Corporation
- Virginia Farm Bureau Holding Corporation
Southern Capital Life Insurance Company	Mississippi	Ownership of all voting securities by Southern Farm Bureau Life Insurance Company
Southern Farm Bureau Fund Distributor, Inc.	Mississippi	Ownership of all voting securities by Southern Farm Bureau Life Insurance Company
Oakwood Holdings, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
One Thousand One Hotel, LLC	Mississippi	50% of ownership interest held by Southern Farm Bureau Life Insurance Company
Baycastle Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
Annandale Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
Cypress Lake Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
MR Properties, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Name	Jurisdiction	Percent Of Voting Securities Owned
Jackson-I55, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Knoxville-Kingston, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Hou-Hempstead, LLC	Texas	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Baton Rouge-Perkins, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Destin-Poinciana, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Pearl-Hwy 80, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Belle Chasse-WBC, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Lafayette-Pinhook, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
New Orleans-Baronne, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Knoxville-Maynardville, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Douglas-Peterson, LLC	Georgia	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Covington-Holiday, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Ft. Lauderdale-Broward, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Conrad, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Chattanooga-Lee, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Old Canton, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
St. Petersburg-Ninth, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Echelon, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Memphis-Colony, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Akron-Romig, LLC	Ohio	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Hudson-Hwy 321, LLC	North Carolina	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Name	Jurisdiction	Percent Of Voting Securities Owned
Memphis-One Place, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Waldwick-North, LLC	New Jersey	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Picayune-Hwy 43, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Westwood Alpha Limited Partnership	Virginia	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner
Southern Capital Brokerage Company, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Item 27. Number of Contract Owners

As of March 30, 2006, there were 5,403 Contract Owners.

Item 28. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company to the maximum extent allowed by Mississippi law, of any director or officer thereof, who is made party to any suit or proceeding because he is or was a director or officer, provided that the director or officer has met the standard of conduct set out in Mississippi Code of 1972 Annotated Section 79-4-8.51(a-d), and indemnification is not otherwise provided for by any insurance coverage available to such director or officer. Article XII also provides that if there is any question as to whether a director or officer has met the applicable standard of conduct, the same will be determined by an independent special legal counsel selected by the Board of Directors.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Southern Farm Bureau Fund Distributor, Inc. is the registrant’s principal underwriter.

(b) Officers and Directors of Southern Farm Bureau Fund Distributor, Inc.

Name and Principal Business Address*	Positions and Offices
Laurence Edmond Favreau	President and Treasurer
Joseph A. Purvis	General Counsel and Secretary
Glen Castle	Vice President and Assistant Secretary
Carl B. Loop, Jr.	Director
Ronald Roy Anderson	Director

Name and Principal Business Address*	Positions and Offices
Lloyd Arthur	Director
William Donald Childs	Director
Marshall Coyle	Director
Kenneth Dierschke	Director
John Wayne Dollar	Director
Ben Martin Gramling II,	Director
Bruce Lane Hiatt	Director
Randy Veach	Director
Kenneth M. Middleton	Director
Oliver Bryan Mitchell	Director
Mark Edwin Haney	Director
Wayne F. Pryor	Director
Stanley E. Reed	Director
Rick Roth	Director
David Waide	Director
David Milton Winkles, Jr.	Director
Larry B. Wooten	Director
John Milton Wright, Jr.	Director

*                 The principal business address of all of the persons listed above is 1401 Livingston Lane, Jackson, Mississippi 39213.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
Southern Farm Bureau Fund Distributor, Inc.	$1,562,431	NA	NA	NA

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1401 Livingston Lane, Jackson, Mississippi 39213.

Item 31. Management Services

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings and Representations

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Southern Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Jackson, State of Mississippi, on the 24th day of April, 2006.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ J. JOSEPH STROBLE
J. Joseph Stroble
Executive Vice President, Chief Executive Officer
Southern Farm Bureau Life Insurance Company

Attest:	/s/ JOSEPH A. PURVIS
Joseph A. Purvis
Senior Vice President, General Counsel and Secretary
Southern Farm Bureau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ J. JOSEPH STROBLE	Executive Vice President, Chief Executive	April 24, 2006
J. Joseph Stroble	Officer [Principal Executive Officer]

	Senior Vice President, Chief Financial Officer	April 24, 2006
/s/ LAURENCE E. FAVREAU	[Principal Financial Officer]
Laurence E. Favreau	[Principal Accounting Officer]

/s/ *	President and Chairman of the Board	April 24, 2006
Carl B. Loop, Jr.

/s/ *	First Vice President and Director	April 24, 2006
John Wayne Dollar

/s/ *	Director	April 24, 2006
Ronald R. Anderson

/s/ *	Director	April 24, 2006
Donald Childs

/s/ *	Director	April 24, 2006
Marshall Coyle

/s/ *	Director	April 24, 2006
Kenneth Dierschke

Signature		Title	Date

	/s/ *	Director	April 24, 2006
Ben Gramling, II

	/s/ *	Director	April 24, 2006
Bruce Hiatt

	/s/ *	Director	April 24, 2006
Randy Veach

	/s/ *	Director	April 24, 2006
Kenneth Middleton

	/s/ *	Director	April 24, 2006
Bryan Mitchell

	/s/ *	Director	April 24, 2006
Mark Edwin Haney

	/s/ *	Director	April 24, 2006
Lloyd Arthur

	/s/ *	Director	April 24, 2006
Wayne F. Pryor

	/s/ *	Director	April 24, 2006
Stanley E. Reed

	/s/ *	Director	April 24, 2006
Rick Roth

	/s/ *	Director	April 24, 2006
David Waide

	/s/ *	Director	April 24, 2006
David M. Winkles, Jr.

	/s/ *	Director	April 24, 2006
Larry B. Wooten

	/s/ *	Director	April 24, 2006
J.M. Wright, Jr.

*By:	/s/ Joseph A. Purvis		April 24, 2006
Joseph A. Purvis Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

24(b)(8)(a)(1)	Amendment to Participation Agreement
24(b)(8)(b)(1)	Amendment to Participation Agreement
24(b)(8)(c)(1)	Amendment to Participation Agreement
24(b)(8)(d)(1)	Amendment to Participation Agreement
24(b)(9)	Opinion and Consent of Joseph A. Purvis
24(b)(10)(a)	Consent of Jorden Burt LLP
24(b)(10)(b)	Consent of KPMG LLP
24(b)(10)(c)	Opinion of Kenneth P. Johnston
24(b)(10)(d)	Consent of Ernst & Young LLP
24(b)(14)(a)	Power of Attorney for Mark Edwin Haney
24(b)(14)(b)	Power of Attorney for Kenneth Dierschke
24(b)(14)(c)	Power of Attorney for Kenneth M. Middleton, II
24(b)(14)(d)	Power of Attorney for Rick Roth